UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14C INFORMATION
Information Statement Pursuant to Section 14(c) of the Securities
Exchange Act of 1934
Check the appropriate box:
☑	Preliminary Information Statement

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☐	Definitive Information Statement
ECLIPS ENERGY TECHNOLOGIES, INC.
(Name of Registrant as Specified In Its Charter)
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ECLIPS ENERGY TECHNOLOGIES, INC.
3900A 31st Street North
St. Petersburg, Florida 33714
INFORMATION STATEMENT
PURSUANT TO SECTION 14
OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED
AND REGULATION 14C AND SCHEDULE 14C THEREUNDER
WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE NOT REQUESTED TO SEND US A PROXY
St. Petersburg, Florida
*, 2010
This information statement has been mailed on or about *, 2010 to the stockholders of record on March 2, 2010 (the “Record Date”) of EClips Energy Technologies, Inc., a Florida corporation (the “Company”) in connection with certain actions taken by the written consent by the majority stockholders of the Company, dated as of March 2, 2010, pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The actions to be taken pursuant to the written consent shall be taken on or about *, 2010, 20 days after the mailing of this Information Statement.
THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER WHICH WILL BE DESCRIBED HEREIN.

By Order of the Board of Directors,

/s/ Gregory D. Cohen Gregory D. Cohen
Chairman of the Board

ECLIPS ENERGY TECHNOLOGIES, INC.
3900A 31st Street North
St. Petersburg, Florida 33714
(727) 525-5552
INFORMATION STATEMENT
GENERAL INFORMATION
EClips Energy Technologies, Inc. (the “Company”) is a Florida corporation with its principal executive offices located at 3900A 31st Street North, St. Petersburg, Florida 33714. The Company’s telephone number is (727) 525-5552. This Information Statement is being sent to the Company’s stockholders (the “Stockholders”) by the Board of Directors to notify them about action that the holders of a majority of the Company’s outstanding voting capital stock have taken by written consent, in lieu of a special meeting of the Stockholders. The action was taken on March 2, 2010, and will be effective on *, 2010, approximately 20 days after the mailing of this Information Statement.
On March 2, 2010, the Board of Directors of the Company approved the above-mentioned action and authorized submission of the matter for the approval of the Stockholders. The Stockholders approved the action by written consent in lieu of a meeting on March 2, 2010, in accordance with the Florida Business Corporations Act (“FBCA”). Accordingly, neither your vote nor your consent is required and neither is being solicited in connection with the approval of the action.
March 2, 2010 is the record date (the “Record Date”) for the determination of stockholders who are entitled to receive this Information Statement.
This Information Statement has been filed with the Securities and Exchange Commission and is being furnished pursuant to Section 14 of the Exchange Act the Stockholders of the common stock, par value $0.0001 per share (the “Common Stock”), of the Company, to notify such Stockholders of the following:
On March 2, 2010, a majority of the voting capital stock of the Company took action in lieu of a special meeting of Stockholders authorizing the Company to enter into an Agreement and Plan of Merger, a copy of which is annexed hereto as Appendix A (the “Merger Agreement”) with its newly-formed wholly-owned subsidiary, EClips Media Technologies, Inc., a Delaware corporation (“EClips Media”) for the purpose of changing the state of incorporation of the Company to Delaware from Florida. Pursuant to the Merger Agreement, the Company will be merged with and into EClips Media with EClips Media continuing as the surviving corporation (the “Merger”). Following the closing of the Merger, the Company’s corporate existence shall be governed by the laws of the State of Delaware and the Certificate of Incorporation of EClips Media, a copy of which is annexed hereto as Appendix B, shall be the Certificate of Incorporation of the Company and the Bylaws of EClips Media, a copy of which is annexed hereto as Appendix C shall be the Bylaws of the Company.

ABOUT THE INFORMATION STATEMENT
WHAT IS THE PURPOSE OF THE INFORMATION STATEMENT?
This Information Statement is being furnished to you pursuant to Section 14 of the Exchange Act to notify the Company’s Stockholders as of the close of business on the Record Date of a corporate action taken by a majority of the Company’s Stockholders.
Stockholders holding a majority of the Company’s outstanding voting stock have voted in favor of the Merger as outlined in this Information Statement, which action is expected to take place on or about March *, 2010.
WHO IS ENTITLED TO NOTICE?
Each outstanding share of the Company’s voting securities on the close of business on the Record Date is entitled to notice of each matter voted on by the Stockholders. Stockholders as of the close of business on the Record Date that held the authority to cast votes in excess of fifty percent (50%) of the Company’s outstanding voting power have voted in favor of the Merger. Under Florida corporate law, stockholder approval may be taken by obtaining the written consent and approval of more than 50% of the holders of voting stock in lieu of a meeting of the Stockholders.
WHAT CONSTITUTES THE VOTING SHARES OF THE COMPANY?
The voting power entitled to vote on the Merger consists of the vote of the holders of a majority of the Company’s voting securities as of the Record Date. As of the Record Date, the Company’s voting securities consisted of 74,156,751 shares of Common Stock and 1,500,000 shares of Series D preferred stock, par value $0.0001 per share (the “Series D Preferred Stock”). Each share of Series D Preferred Stock is entitled to 500 votes per share on matters submitted to the Stockholders.
WHAT CORPORATE MATTERS WILL THE STOCKHOLDERS VOTE FOR, AND HOW WILL THEY VOTE?
Stockholders holding a majority of our outstanding voting securities have voted in favor of the following Proposal:
1. TO AUTHORIZE THE REINCORPORATION RESULTING IN A CHANGE OF THE COMPANY’S DOMICILE TO DELAWARE FROM FLORIDA.
WHAT VOTE IS REQUIRED TO APPROVE THE PROPOSAL?
No further vote is required for approval of the Merger.

OUTSTANDING VOTING SECURITIES
As of the Record Date, the Company’s authorized capital consisted of 850,000,000 shares of capital stock, 750,000,000 of which are authorized as Common Stock and 100,000,000 of which are authorized as preferred stock, par value $0.0001 per share (the “Preferred Stock”). As of the Record Date, 74,156,751 and 1,500,000 shares of Common Stock and Preferred Stock were issued and outstanding, respectively. Of the 1,500,000 shares of Preferred Stock outstanding, all 1,500,000 shares are designated as Series D Preferred Stock and all such shares of Series D Preferred Stock are issued and outstanding.
Each share of outstanding Common Stock is entitled to one vote on matters submitted to the Stockholders. Each share of Series D Preferred Stock is entitled to 500 votes per share on matters submitted to the Stockholders.
The following shareholders voted in favor of the Proposal:

Name	Number of Votes

Auracana, LLC(1)	750,000,000

(1)	Represents 1,500,000 shares of the Company’s Series D Preferred Stock. Each share of Series D Preferred Stock is entitled to 500 votes per share on matters submitted to the Stockholders.
Pursuant to Rule 14c-2 under the Exchange Act, the proposals will not be adopted until a date at least 20 days after the date on which this Information Statement has been mailed to the Stockholders. The Company anticipates that the actions contemplated herein will be effected on or about the close of business on March*, 2010.
The Company has asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the Common Stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.
This Information Statement will serve as written notice to stockholders pursuant to the laws of the State of Florida.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT
The following tables sets forth, as of March 3, 2010, the number of and percent of the Company’s voting securities beneficially owned by: (1) all directors and nominees, naming them; (2) our executive officers; (3) our directors and executive officers as a group, without naming them; and (4) persons or groups known by us to own beneficially 5% or more of our common stock.
A person is deemed to be the beneficial owner of securities that can be acquired by him within 60 days from March 3, 2010 upon the exercise of options, warrants or convertible securities. Each beneficial owner’s percentage ownership is determined by assuming that options, warrants or convertible securities that are held by him, but not those held by any other person, and which are exercisable within 60 days of March 3, 2010 have been exercised and converted.

		Amount and
		Nature of
	Name and Address of	Beneficial	Percentage of
Title of Class	Beneficial Owner	Ownership(4)	Class(1)

Common Stock	Gregory D. Cohen(2)	3,500,000	4.71%

Common Stock	Glenn Kesner(3)	—	*

Common Stock	Daniel Wood	—	*

Common Stock	All Executive Officers and Directors as a group (three persons)	3,500,000	4.71%

5% Shareholders:

Common Stock	Herb Hersey	4,342,900	5.85%

Common Stock	Jonathon Honig	6,484,500	8.74%

Common Stock	Jesse Boskoff	17,416,000	23.48%

Series D Preferred Stock	Auracana, LLC(3)	1,500,000	100%

*	Less than 1%

(1)	Based upon 74,156,751 shares of Common Stock and 1,500,000 shares of Series D Preferred Stock, respectively, issued and outstanding as of March 3, 2010.

(2)
Represents 2,750,000 shares of Common Stock issued to Colonial Ventures, LLC and 750,000 shares of Common Stock issued to Michele Cohen, Mr. Cohen’s wife. Mr. Cohen has sole voting and dispositive power over the shares held by Colonial Ventures, LLC. Colonial Ventures, LLC has designated certain third-parties as recipients of 1,500,000 shares of Common Stock, as to which Mr. Cohen disclaims beneficial ownership.

(3)
Each share of the Series D Preferred Stock is entitled to 500 votes per share voting as a class with Common Stock. Glenn Kesner has sole voting and dispositive power over the shares held by Auracana, LLC.

(4)	Following the Merger, each share of Common Stock and Preferred Stock outstanding as set forth herein shall be equal to two shares of such outstanding Common Stock and Preferred Stock.

PROPOSAL NO. 1
MERGER OF ECLIPS ENERGY TECHNOLOGIES, INC., A FLORIDA CORPORATION, WITH AND INTO ECLIPS MEDIA TECHNOLOGIES, INC. A DELAWARE CORPORATION
On March 2, 2010, the Company’s Board of Directors voted unanimously to approve the Reincorporation and recommended the Reincorporation to its Stockholders for their approval. On March 2, 2010, the holders of in excess of 90% of the outstanding voting stock consented in writing to approve the Reincorporation. The Reincorporation will be consummated pursuant to an Agreement and Plan of Merger between the Company and EClips Media Technologies, Inc. (“EClips Media”), a copy of which is contained in Appendix A (the “Agreement and Plan of Merger”). Copies of EClips Media’s certificate of incorporation (“Delaware Certificate”) and bylaws (“Delaware Bylaws”), are attached hereto as Appendix B and Appendix C, respectively. The Agreement and Plan of Merger provides that the Company will be merged with and into EClips Media.
The proposed Reincorporation will effect a change in the legal domicile of the Company and other changes of a legal nature, the most significant of which are described below. However, the Reincorporation will not result in any change in the Company’s business, management, location of its principal executive offices, assets, liabilities or net worth (other than as a result of the costs incident to the Reincorporation, which are immaterial). The Company’s Common Stock will continue to trade without interruption on the Over-the-Counter Bulletin Board.
EClips Media Technologies, Inc.
EClips Media, which will be the surviving corporation in the Merger, was incorporated by the Company under Delaware General Corporation Law (“DGCL”) on February 16, 2010, exclusively for the purpose of merging with the Company.
The authorized capital of EClips Media consists of 750,000,000 shares of common stock, par value $0.0001 per share (“EClips Media Common Stock”), and 10,000,000 shares of preferred stock, par value $0.0001 per share (“EClips Media Preferred Stock”), of which 3,000,000 shares have been designated as series A Preferred Stock, the rights and preferences of which are set forth in a Certificate of Designation, a copy of which is annexed hereto as Appendix D (“EClips Media Series A Preferred Stock”).
Immediately prior to the closing of the Merger, EClips Media had one share of EClips Media Common Stock issued and outstanding, which was held by the Company. The terms of the Merger Agreement provide that the currently issued and outstanding share of EClips Media Common Stock will be cancelled. As a result, following the Merger, the Company’s current Stockholders will be the only Stockholders of the newly merged company.
Filing of the Articles of Merger and Certificate of Merger
The Company intends to file Articles of Merger and a Certificate of Merger with the Secretary of State of Florida and Delaware, respectively, when the actions taken by the Company’s Board of Directors and Stockholders become effective, which will be on or about March *, 2010, which is at least 20 days from the mailing of this Information Statement to the Stockholders of record on the Record Date.
Effect of the Merger and Resulting Reincorporation
Under the FBCA and the DGCL, when the Merger and resulting Reincorporation takes effect:
•	The Company, a Florida corporation, merges with and into the surviving entity, EClips Media, and the separate existence of the Company ceases;
•	The title to all real estate and other property owned by the Company is vested in the surviving entity without reversion or impairment;
•	A proceeding pending against the Company may be continued as if the Merger had not occurred or the surviving entity may be substituted in the proceeding for the entity whose existence has ceased;
•
The stockholders’ interests of the Company and the other interest, obligations and other securities of the Company are converted into stockholders’ interests, obligations or other securities of the surviving entity, or into cash or other property, and the former holders of such interests are entitled only to the rights provided in the Articles of Merger and Certificate of Incorporation of the surviving entity pursuant to the DGCL, other than the right of certain stockholders to seek appraisal of the fair value of their shares under provisions of the FBCA dealing with dissenter’s rights.

On the effective date of the Merger, the Company will be deemed incorporated under the DGCL. Consequently, the Company will be governed by the Delaware Certificate and Delaware Bylaws.

Principal Reasons for the Change of Domicile
The Company’s Board of Directors believes that the change of domicile will give the Company a greater measure of flexibility and simplicity in corporate governance than is available under Florida law and will increase the marketability of the Company’s securities.
The State of Delaware is recognized for adopting comprehensive modern and flexible corporate laws which are periodically revised to respond to the changing legal and business needs of corporations. For this reason, many major corporations have initially incorporated in Delaware or have changed their corporate domiciles to Delaware in a manner similar to that proposed by the Company. Consequently, the Delaware judiciary has become particularly familiar with corporate law matters and a substantial body of court decisions has developed construing Delaware law. Delaware corporate law, accordingly, has been, and is likely to continue to be, interpreted in many significant judicial decisions, a fact which may provide greater clarity and predictability with respect to the Company’s corporate legal affairs. For these reasons, the Company’s Board of Directors believes that the Company’s business and affairs can be conducted to better advantage if the Company is able to operate under Delaware law. See “Certain Significant Differences between the Corporation Laws of Delaware and Florida.”
Principal Features of the Reincorporation
The Reincorporation will be effected by the Merger of the Company, a Florida corporation, with and into, EClips Media, a newly formed wholly-owned subsidiary of the Company that was incorporated on February 16, 2010 under the DGCL for the purpose of effecting the Reincorporation. The Reincorporation will become effective upon the filing of the requisite merger documents in Florida and Delaware. Following the Merger, EClips Media will be the surviving corporation and will operate under the name “EClips Media Technologies, Inc.”.
On the effective date of the Merger, (i) each issued and outstanding share of Common Stock of the Company shall be converted into two (2) shares of EClips Media Common Stock, (ii) each issued and outstanding share of Series D Preferred Stock of the Company shall be converted into two (2) shares of EClips Media Series A Preferred Stock and (iii) the outstanding share of EClips Media Common Stock held by the Company shall be retired and canceled and shall resume the status of authorized and unissued EClips Media Common Stock. The outstanding 6% convertible debentures due February 4, 2012 of the Company shall be assumed by EClips Media and converted into outstanding 6% convertible debentures due February 4, 2012 of EClips Media. All options and rights to acquire the Company’s Common Stock, and all outstanding warrants or rights outstanding to purchase the Company’s Common Stock, will automatically be converted into equivalent options, warrants and rights to purchase two (2) times the number of shares of EClips Media Common Stock at fifty (50%) percent of the exercise, conversion or strike price of such converted options, warrants and rights.
Each share of EClips Media Series A Preferred Stock shall be convertible, at the option of the holder, into one share of EClips Media Common Stock following the Merger, and shall have a stated value of $0.0001 per share. Each share of EClips Media Series A Preferred Stock shall be entitled to vote on all matters submitted to shareholders of EClips Media and shall be entitled to two hundred fifty (250) votes for each share of EClips Media Series A Preferred Stock then outstanding. Upon the liquidation, dissolution or winding up of the business of EClips Media, whether voluntary or involuntary, the holder of a share of EClips Media Preferred Stock shall be entitled to receive, for each share thereof, out of assets of EClips Media legally available, a preferential amount in cash equal to the stated value ($0.0001) per share.
No certificates or scrip representing fractional shares of EClips Media Common Stock or EClips Media Preferred Stock will be issued upon the surrender for exchange of Common Stock and no dividend or distribution of EClips Media shall relate to any fractional share, and no fractional EClips Media Common Stock interest will entitle the owner thereof to vote or to any right as a stockholder of EClips Media.
At the effective date of the Merger, EClips Media will be governed by the Delaware Certificate (including the Certificate of Designation for the EClips Media Series A Preferred Stock), the Delaware Bylaws and the DGCL, which include a number of provisions that are not present in the Company Articles, the Company Bylaws or the FBCA. Accordingly, as described below, a number of significant changes in stockholders’ rights will occur in connection with the Reincorporation, some of which may be viewed as limiting the rights of Stockholders.
Upon consummation of the Merger and resulting Reincorporation, the daily business operations of EClips Media will continue as they are presently conducted by the Company, at the Company’s principal executive offices at 3900A 31st Street North, St. Petersburg, Florida 33714. EClips Media’s sole officer will be Gregory D. Cohen, the Chief Executive Officer of the Company. The members of the Company’s Board of Directors will become the directors of EClips Media.
Pursuant to the terms of the Merger Agreement, the Merger may be abandoned by the Board of Directors of the Company and EClips Media at any time prior to the effective date of the Merger. In addition, the Board of Directors of the Company may amend the Merger Agreement at any time prior to the effective date of the Merger provided that any amendment made may not, without approval by the Stockholders of the Company who have consented in writing to approve the Merger, alter or change the amount or kind of EClips Media Common Stock or EClips Media Preferred Stock to be received in exchange for or on conversion of all or any of the Common Stock or Preferred Stock, respectively, alter or change any term of the Delaware Certificate of Incorporation or alter or change any of the terms and conditions of the Merger Agreement if such alteration or change would adversely affect the holders of Common Stock or the holders of the Preferred Stock.

EClips Media Share Certificates
Share certificates representing shares of the Company’s Common Stock and Preferred Stock before the Merger shall be automatically converted into two times the number of shares of EClips Media Common Stock and Preferred Stock, respectively, without any further action required by the Stockholder.
Failure by a Stockholder to surrender certificates representing Common Stock or Preferred Stock will not affect such person’s rights as a Stockholder, as such stockholder certificate representing Common Stock or Preferred Stock, respectively, following the Reincorporation will represent the right to receive shares of EClips Media Common Stock or EClips Media Preferred Stock, respectively.
Capitalization
The authorized capital of the Company, on the Record Date, consisted of 750,000,000 shares of Common Stock and 100,000,000 shares of Preferred Stock, of which 1,500,000 shares are designated as Series D Preferred Stock. As of the Record Date, there were 1,500,000 shares of the Company’s Series D Preferred Stock issued and outstanding. The authorized capital of EClips Media, which will be the authorized capital of the Company after the Reincorporation, will consist of 750,000,000 shares of EClips Media Common Stock and 10,000,000 shares of EClips Media Preferred Stock, of which 3,000,000 shares will be designated as EClips Media Series A Preferred Stock.
After the Merger, EClips Media will have outstanding approximately 148,313,502 shares of EClips Media Common Stock and 3,000,000 shares of EClips Media Preferred Stock, of which all 3,000,000 shall be EClips Media Series A Preferred Stock.
The EClips Media board of directors may in the future authorize, without further stockholder approval, the issuance of such shares of EClips Media Common Stock or EClips Media Preferred Stock to such persons and for such consideration upon such terms as the EClips Media board of directors determines. Such issuance could result in a significant dilution of the voting rights and, possibly, the stockholders’ equity, of then existing stockholders.
There are no present plans, understandings or agreements, and the Company is not engaged in any negotiations that will involve the issuance of the EClips Media Preferred Stock to be authorized. However, the EClips Media board of directors believes it prudent to have shares of EClips Media Preferred Stock available for such corporate purposes as the EClips Media board of directors may from time to time deem necessary and advisable including, without limitation, acquisitions, the raising of additional capital and assurance of flexibility of action in the future.
Significant Differences Between the Corporation Laws of Delaware and Florida
The Company is incorporated under the laws of the State of Florida and EClips Media is incorporated under the laws of the State of Delaware. Upon consummation of the Merger and Reincorporation, the Stockholders of the Company, whose rights currently are governed by Florida law and the Company Articles and the Company Bylaws, which were created pursuant to Florida law, will become stockholders of a Delaware company, EClips Media, and their rights as stockholders will then be governed by Delaware law and the Delaware Certificate and the Delaware Bylaws which were created under Delaware law.
Certain differences exist between the corporate statutes of Florida and Delaware. The most significant differences, in the judgment of the management of the Company, are summarized below. This summary is not intended to be complete, and stockholders should refer to the DGCL and the FBCA to understand how these laws apply to the Company and EClips Media.
Action by Directors Without a Meeting.
Florida and Delaware Law permit directors to take written action without a meeting for an action otherwise required or permitted to be taken at a board meeting.
Number of Directors.
Florida.
Florida Law provides that the number of directors may be increased or decreased from time to time by amendment to, or in the manner provided in the articles of incorporation or the bylaws.
Delaware
Delaware Law provides that the number of directors shall be fixed by, or in the manner provided in, the bylaws, unless the certificate of incorporation fixes the number of directors, in which case a change in the number of directors shall be made only by amendment of the certificate.

Classified Board of Directors.
Both Florida and Delaware permit a corporation’s bylaws to provide for a classified board of directors. Both Delaware and Florida permits a maximum of three classes of directors.
Removal of Director.
Florida
The FBCA provides that stockholders may remove directors with or without cause at a meeting expressly called for that purpose by a vote of the holders of a majority of shares entitled to vote at an election of directors, unless the corporation’s articles of incorporation provide that directors may be removed only for cause. If a director is elected by a voting group, only stockholders of that voting group may take part in the vote to remove the director. A director may be removed only if the number of votes cast in favor of removal exceeds the number of votes cast against removal. However, in the event directors are elected by cumulative voting, directors may not be removed if the number of votes sufficient to elect the director under cumulative voting is voted against such removal.
Delaware
Under Delaware law, a majority of stockholders may remove a director with or without cause except: (i) if the board of directors of a Delaware corporation is classified (i.e., elected for staggered terms), in which case a director may only be removed for cause, unless the corporation’s certificate of incorporation provides otherwise; and (ii) in the case of a corporation which possesses cumulative voting, if less than the entire board is to be removed, no director may be removed without cause if the votes cast against his removal would be sufficient to elect him if then cumulatively voted at an election of the entire board of directors, or, if there be classes of directors, at an election of the class of directors of which he is a part.
Procedures for Filling Vacant Directorships
Florida
Under the FBCA, subject to the rights, if any, of any series of preferred stock to elect directors and to fill vacancies on the board of directors, vacancies on the board of directors may be filled by the affirmative vote of a majority of the remaining directors then in office, even if less than a quorum or by the stockholders, unless the articles of incorporation provide otherwise.
Delaware
Under Delaware law, unless the certificate of incorporation or bylaws provide otherwise, vacancies and newly created directorships resulting from any increase in the authorized number of directors may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director.
Shareholder Consent to Action Without a Meeting
Florida
Florida law provides that, unless the articles of incorporation provide otherwise, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if the holders of outstanding stock, having at least the minimum number of votes that would be necessary to authorize or take such action at a meeting, consent to the action in writing. Additionally, the FBCA requires the corporation to give notice within ten days of the taking of corporate action without a meeting by less than unanimous written consent to those stockholders who did not consent in writing.
Delaware
Under Delaware law, unless otherwise provided in the certificate of incorporation, any action that can be taken at such meeting can be taken without a meeting if written consent thereto is signed by the holders of outstanding stock having the minimum number of votes necessary to authorize or take such action at a meeting of the stockholders.
Right to Call Meetings
Florida
The FBCA permits special meetings of stockholders to be called by the board of directors or by any other person authorized in the articles of incorporation or bylaws to call a special stockholder meeting or by written request by the holders of not less than ten percent of all shares entitled to vote (unless a greater percentage, not to exceed 50%, is specified in the articles of incorporation).

Delaware
Delaware law provides that special meetings of the stockholders may be called by the Board of Directors or such other persons as are authorized in the certificate of incorporation or bylaws.
Charter Amendments
Florida
The FBCA require the approval of the holders of a majority of all outstanding shares entitled to vote, with each stockholder being entitled to one vote for each share so held, to approve proposed amendments to a corporation’s articles of incorporation, unless the articles of incorporation or the bylaws provide for different proportions.
Delaware
Delaware law provides that amendments to the certificate of incorporation must be approved by the holders of a majority of the corporation’s stock entitled to vote thereon, unless the certificate of incorporation provides for a greater number.
Inspection of Books and Records
Florida
Under the FBCA, a stockholder is entitled to inspect and copy the articles of incorporation, bylaws, certain board and stockholders resolutions, certain written communications to stockholders, a list of the names and business addresses of the corporation’s directors and officers, and the corporation’s most recent annual report during regular business hours only if the stockholder gives at least five business days’ prior written notice to the corporation. In addition, a stockholder of a Florida corporation is entitled to inspect and copy other books and records of the corporation during regular business hours only if the stockholder gives as least five business days’ prior written notice to the corporation and (a) the stockholder’s demand is made in good faith and for a proper purpose, (b) the demand describes with particularity its purpose and the records to be inspected or copied and (c) the requested records are directly connected with such purpose. The FBCA also provides that a corporation may deny any demand for inspection if the demand was made for an improper purpose or if the demanding stockholder has, within two years preceding such demand, sold or offered for sale any list of stockholders of the corporation or any other corporation, has aided or abetted any person in procuring a list of stockholders for such purpose or has improperly used any information secured through any prior examination of the records of the corporation or any other corporation.
Delaware
Under Delaware law, any shareholder may inspect the corporation’s books and records for a proper purpose.
Distributions and Dividends
Florida
Under Florida law, unless otherwise provided in the articles of incorporation, a corporation may pay distributions, including repurchases of stock, unless after giving effect to the dividend or distribution, the corporation would be unable to pay its debts as they become due in the usual course of business, or if the total assets of the corporation would be less than the sum of its total liabilities plus the amount needed, if the corporation were dissolved at the time the distribution was paid, to satisfy the preferential rights of stockholders whose preferential rights upon dissolution of the corporation are greater than those of the stockholders receiving the dividend.
Delaware
Under Delaware law, a corporation may, subject to any restrictions contained in its certificate of incorporation, pay dividends out of surplus and, if there is not surplus, out of net profits for the current and/or the preceding fiscal year, unless the net assets of the corporation are less than the capital represented by issued and outstanding stock having preferences on asset distributions. Surplus is defined under Delaware law as the excess of the net assets (essentially, the amount by which total assets exceed total liabilities) over capital (essentially, the aggregate par value of the shares of the corporation having a par value that have been issued plus consideration paid for shares without par value that have been issued), as such capital may be adjusted by the board of directors.

Business Combinations Statutes
Florida
Florida law contains provisions that are intended to benefit companies that are the object of takeover attempts and their stockholders. The FBCA applies to Florida corporations that have (1) 100 or more stockholders, (2) its principal place of business, its principal office or substantial assets in Florida, and (3) either (a) more than 10% of its stockholders reside in Florida, (b) more than 10% of its shares are owned by residents of Florida, or (c) 1,000 of its stockholders reside in Florida. Shares held by banks (except as trustee or guardian), brokers, or nominees are disregarded for purposes of calculating the percentage or number of residents.
The FBCA’s control share acquisition statute provides that a person who acquires shares in an issuing public corporation in excess of certain specified thresholds will generally not have any voting rights with respect to such shares unless such voting rights are approved by a majority of the shares entitled to vote, excluding the interested shares. The thresholds specified in the FBCA are the acquisition of a number of shares representing: (a) 20% or more, but less than 33% of the voting power of the corporation, (b) 33% or more but less than a majority of the voting power of the corporation, or (c) a majority or more of the voting power of the corporation. This statute does not apply if, among other things, the acquisition is (a) approved by the corporation’s board of directors before the acquisition, (b) pursuant to a pledge or other security interest created in good faith and not for the purpose of circumventing the statute, (c) pursuant to the laws of intestate succession or pursuant to gift or testamentary transfer, or (d) pursuant to a statutory merger or share exchange to which the corporation is a party. This statute also permits a corporation to adopt a provision in its articles of incorporation or bylaws providing for the redemption by the corporation of such acquired shares in certain circumstances. Unless otherwise provided in the corporation’s articles of incorporation or bylaws prior to the pertinent acquisition of shares, in the event that such shares are accorded full voting rights by the stockholders of the corporation and the acquiring stockholder acquires a majority of the voting power of the corporation, all stockholders who did not vote in favor of according voting rights to such acquired shares are entitled to dissenters’ rights.
Delaware
The DGCL prohibits certain transactions between a Delaware corporation and an “interested stockholder,” which is broadly defined as a person (including the affiliates and associates of such person) that is directly or indirectly a beneficial owner of 15% or more of the voting power of the outstanding voting stock of a Delaware corporation. This provision prohibits certain business combinations (including mergers, consolidations, sales or other dispositions of assets having an aggregate market value of 10% or more of either the consolidated assets of a company, and certain transactions that would increase the interested stockholder’s proportionate share of ownership in a company or grant the interested stockholder disproportionate financial benefits) between an interested stockholder and a company for a period of three years after the date the interested stockholder acquired its stock, unless: (i) the business combination or the transaction in which the stockholder became an interested stockholder is approved by such company’s board of directors prior to the date the interested stockholder becomes an interested stockholder; (ii) the interested stockholder acquired at least 85% of the voting stock of such company in the transaction in which it became an interested stockholder; or (iii) the business combination is approved by a majority of the board of directors and the affirmative vote of two-thirds of the votes entitled to be cast by disinterested stockholders at an annual or special meeting.
Right of Stockholders to Vote on Certain Mergers
Florida
In general, Florida law provides that mergers, share exchanges or a sale of substantially all of the assets of the corporation other than in the usual and regular course of business, must be approved by a majority vote of each voting group of shares entitled to vote on such transaction; however, the FBCA requires that a merger or share exchange must be approved by each class entitled to vote on such transaction by a majority of the votes entitled to vote on such transaction by that class. Florida law also provides that the articles of incorporation or the board of directors recommending the transaction may require a greater affirmative vote.
Delaware
Under the DGCL, unless the certificate of incorporation provides otherwise, stockholders of the surviving corporation in a merger have no right to vote, except under limited circumstances, on the acquisition by merger directly into the surviving corporation in cases where: (x) the agreement of merger does not amend the certificate of incorporation of such corporation; (y) each share of stock of such corporation outstanding immediately prior to the effective date of the merger is to be an identical outstanding or treasury share of the corporation after the effective date of the merger; and (z) either no shares of common stock of the surviving corporation, and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or the treasury shares of common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed 20% of the shares of common stock of such corporation outstanding immediately prior to the effective date of the merger.

Appraisal Rights
Florida
Under Florida law, dissenting stockholders who follow prescribed statutory provisions, are, in certain circumstances, entitled to appraisal rights in the event of (a) the consummation of a plan of merger or consolidation; (b) the consummation of a sale or exchange of all of substantially all the assets of a corporation other than in the usual and regular course of business; (c) amendments to the articles of incorporation if the stockholder is entitled to vote on the amendment and if such amendment would adversely affect the rights or preferences of stockholders; (d) consummation of a plan of share exchange to which the corporation is a party as the corporation, the shares of which will be acquired, if the stockholder is entitled to vote on the plan; (e) the approval of a control-share acquisition pursuant to Florida law; and (f) any corporate action taken, to the extent the articles of incorporation provide that a voting or nonvoting stockholder is entitled to dissent and obtain payment for his shares.
Under Florida law, unless the articles of incorporation provide otherwise, no appraisal rights are available for the shares of any class or series of stock, which, at the record date for the meeting held to approve such transaction, were either (1) listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. (“NASD”) or (2) held of record by more than 2,000 stockholders.
Delaware
Under Delaware law, stockholders have no appraisal rights in the event of a merger or consolidation of the corporation if the stock of the Delaware corporation is listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc., or if such stock is held of record by more than 2,000 stockholders, or in the case of a merger in which a Delaware corporation is the surviving corporation, if:
•	the agreement of merger does not amend the certificate of incorporation of the surviving corporation;
•
each share of stock of the surviving corporation outstanding immediately prior to the effective date of the merger is to be an identical outstanding share of the surviving corporation after the effective date of the merger; and

•	the increase in the outstanding shares as a result of the merger does not exceed 20% of the shares of the surviving corporation outstanding immediately prior to the merger.
Even if appraisal rights would not otherwise be available under Delaware law in the cases described in the preceding sentence, stockholders would still have appraisal rights if they are required by the terms of the agreement of merger or consolidation to accept for their stock anything other than:
•	shares of stock of the surviving corporation;
•
of any other corporation whose shares will be either listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc.; or

•	held of record by more than 2,000 stockholders; cash in lieu of fractional shares; or
•	a combination of such shares and cash.
Otherwise, stockholders of a Delaware corporation have appraisal rights in consolidations and mergers.
Under Delaware law, any corporation may provide in its certificate of incorporation that appraisal rights will also be available as a result of an amendment to its certificate of incorporation or the sale of all or substantially all of the assets of the corporation.
Indemnification of Directors and Officers
Florida and Delaware law have similar provisions and limitations regarding indemnification by a corporation of its officers, directors, employees and agents. If the Merger is approved, the indemnification provisions of Delaware law will not apply to any act or omission that occurs before the Effective Date. The following is a summary comparison of the indemnification provisions of Florida and Delaware law:
Scope
Florida
Florida generally permits a corporation to indemnify its officers, directors, employees and agents against liability, if they acted in good faith and in a manner they reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe their conduct was unlawful.
Florida law applies a similar standard in derivative actions, except that indemnification may be made only for (a) expenses (including attorneys’ fees) and certain amounts paid in settlement actually and reasonably incurred in connection with the defense or settlement; and (b) in the event the person seeking indemnification has been adjudicated liable, amounts deemed proper, fair and reasonable by the appropriate court upon application thereto.

Delaware
Delaware law permits a corporation to indemnify directors, officers, employees, or agents against judgments, fines, amounts paid in settlement, and reasonable costs, expenses and counsel fees paid or incurred in connection with any proceeding, other than an action by or in the right of the corporation, to which such director, officer, employee or agent may be a party, provided such a director, officer, employee or agent shall have acted in good faith and shall have reasonably believed (a) in the case of a civil proceeding, that his conduct was in or not opposed to the best interests of the corporation, or (b) in the case of a criminal proceeding, that he had no reasonable cause to believe his conduct was unlawful. In connection with an action by or in the right of the corporation against a director, officer, employee or agent, the corporation has the power to indemnify such director, officer, employee or agent for reasonable expenses incurred in connection with such suit (a) if such person acted in good faith and in a manner not opposed to the best interests of the corporation, and (b) if found liable to the corporation, only if ordered by a court of law. Section 145 of the DGCL provides that such section is not exclusive of any other indemnification rights which may be granted by a corporation to its directors, officers, employees or agents.
Advancement of Expenses
Florida
The FBCA provides that expenses incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of the action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he or she is not entitled to be indemnified by the corporation.
Delaware
Delaware law provides for the advancement of expenses for such proceedings upon receipt of a similar undertaking; such undertaking, however, need not be in writing. Delaware law does not require that such director give an affirmation regarding his conduct in order to receive an advance of expenses.
Limited Liability of Directors
Florida
Under Florida law, a director is not personally liable for monetary damages to the corporation, stockholders or any other person for any statement, vote, decision or failure to act, regarding corporate management or policy, unless (a) the director breached or failed to perform his duties as a director and (b) such breach or failure constitutes (1) a violation of criminal law, unless the director had reasonable cause to believe his conduct was lawful or had no reasonable cause to believe his conduct was unlawful, (2) a transaction from which the director derived an improper personal benefit, (3) a circumstance resulting in an unlawful distribution, (4) in a proceeding by or in the right of the corporation to procure a judgment in its favor or by or in the right of a stockholder, conscious disregard for the best interests of the corporation or willful misconduct, or (5) in a proceeding by or in the right of one other than the corporation or a stockholder, recklessness or an act or omission committed in bad faith or with malicious purpose or in a manner exhibiting wanton and willful disregard of human rights, safety, or property.
Delaware
Delaware law permits the adoption of a provision in the certificate of incorporation limiting or eliminating the monetary liability of a director to a corporation or its stockholders by reason of a director’s breach of the fiduciary duty of care. Delaware law does not permit any limitation of the liability of a director for: (i) breaching the duty of loyalty to the corporation or its stockholders; (ii) failing to act in good faith; (iii) engaging in intentional misconduct or a known violation of law; (iv) obtaining an improper personal benefit from the corporation; or (v) declaring an improper dividend or approving an illegal stock purchase or redemption.
STATUTORY RIGHT OF APPRAISAL UNDER FLORIDA LAW
Under Florida law regarding appraisal rights, Stockholders who do not vote in favor of the Merger and who follow certain other procedures will be entitled to appraisal rights. If a Stockholder does not consent in favor of the Merger Agreement and the Reincorporation and meets all of the other requirements under Florida law regarding appraisal rights, he or she will receive the “fair value” of his or her capital stock of the Company. A copy of Sections 607.1301-607.1333 of the Florida Business Corporation Act is attached hereto as Appendix E.

The following is a summary of the statutory procedures that a stockholder of a Florida corporation must follow in order to exercise its appraisal rights under Florida law. This summary is not complete and is qualified in its entirety by reference to FBCA Sections 607.1301-607.1333, the text of which is set forth in full in Appendix E.
Under the FBCA, you have the right to dissent from the Merger and to receive payment in cash for the fair value of your Common Stock as determined by the Company, in lieu of the consideration you would otherwise be entitled to pursuant to the Merger Agreement. These rights are known as “appraisal rights.” Stockholders electing to exercise appraisal rights must comply with the provisions of FBCA Section 607.1321 in order to perfect their rights. The Company will require strict compliance with the statutory procedures in connection with the Merger and resulting Reincorporation.
The following is intended as a brief summary of the material provisions of the Florida statutory procedures required to be followed by a Stockholder in order to dissent from the Merger and perfect appraisal rights. This summary, however, is not a complete statement of all applicable requirements and we encourage you to review FBCA Sections 607.1301-607.1333, the full text of which appears in Appendix E to this Information Statement. Failure to precisely follow any of the statutory procedures set forth in FBCA Section 607.1321 may result in a termination or waiver of your appraisal rights.
FBCA Sections 607.1302 and 607.1320 requires that for mergers approved pursuant to FBCA Section 607.1103, stockholders be notified that appraisal rights will be available. A copy of FBCA Sections 607.1301-607.1333 must be included with such notice. This Information Statement constitutes the Company’s notice to its stockholders of the availability of appraisal rights in connection with the merger in compliance with the requirements of FBCA Section 607.1320. If you wish to consider exercising your appraisal rights, you should carefully review the text of FBCA Sections 607.1301-607.1333 contained in Appendix E since failure to timely and properly comply with the requirements of FBCA Sections 607.1301-607.1333 will result in the loss of your appraisal rights under Florida law.
If you elect to demand appraisal of your shares, you must satisfy each of the following conditions:
You must deliver to the Company a written demand for appraisal of your shares within 20 days after receiving such notice, demand in writing from the surviving or resulting corporation the appraisal of such holder’s shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder’s shares.
You must not have voted in favor of the approval and adoption of the Merger Agreement. A vote in favor of the approval and adoption of the merger agreement, by proxy, over the Internet, by telephone or in person, will constitute a waiver of your appraisal rights in respect of the shares so voted and will nullify any previously filed written demands for appraisal;
You must complete and sign a written appraisal notice and form that the Company will send to you pursuant to FBCA Section 607.1322 upon notification by you that you wish to assert your appraisal rights; and
Comply with the other procedures required by FBCA Sections 607.1301-607.1333.
If you fail to comply with any of these conditions and the Merger and Reincorporation are completed, you will be entitled to receive the consideration for your shares of the Company’s Common Stock as provided for in the Merger Agreement, but you will have no appraisal rights with respect to your shares of Common Stock.
All demands for appraisal should be addressed to Mr. Gregory D. Cohen, Chief Executive Officer, EClips Energy Technologies, Inc., 3900 31st Street North, St. Petersburg, FL 33714, and must be delivered within 20 days after the date of mailing of this Information Statement, and should be executed by, or on behalf of, the record holder of the shares of the Company’s Common Stock. The demand must reasonably inform the Company of the identity of the stockholder and the intention of the stockholder to demand appraisal of his, her or its shares.

To be effective, a demand for appraisal by a holder of the Company’s Common Stock must be made by, or in the name of, such registered stockholder, fully and correctly, as the stockholder’s name appears on his or her stock certificate(s). Beneficial owners who do not also hold the shares of record may not directly make appraisal demands to the Company. The beneficial holder must, in such cases, have the registered owner, such as a broker or other nominee, submit the required demand in respect of those shares. If shares are owned of record in a fiduciary capacity, such as by a trustee, guardian or custodian, execution of a demand for appraisal should be made by or for the fiduciary; and if the shares are owned of record by more than one person, as in a joint tenancy or tenancy in common, the demand should be executed by or for all joint owners. An authorized agent, including an authorized agent for two or more joint owners, may execute the demand for appraisal for a stockholder of record; however, the agent must identify the record owner or owners and expressly disclose the fact that, in executing the demand, he or she is acting as agent for the record owner. A record owner, such as a broker, who holds shares as a nominee for others, may exercise his or her right of appraisal with respect to the shares held for one or more beneficial owners, while not exercising this right for other beneficial owners. In that case, the written demand should state the number of shares as to which appraisal is sought. Where no number of shares is expressly mentioned, the demand will be presumed to cover all shares held in the name of the record owner.
If you hold your shares of the Company Common Stock in a brokerage account or in other nominee form and you wish to exercise appraisal rights, you should consult with your broker or the other nominee to determine the appropriate procedures for the making of a demand for appraisal by the nominee.
Federal Tax Consequences
The following is a discussion of certain federal income tax considerations that may be relevant to holders of Common Stock who receive EClips Media Common Stock and EClips Media Preferred Stock as a result of the proposed change of domicile. No state, local, or foreign tax consequences are addressed herein.
This discussion does not address the state, local, federal or foreign income tax consequences of the change of domicile that may be relevant to particular stockholders, such as dealers in securities, or Company stockholders who exercise dissenters’ rights. In view of the varying nature of such tax considerations, each stockholder is urged to consult his own tax adviser as to the specific tax consequences of the proposed Reincorporation, including the applicability of federal, state, local, or foreign tax laws. Subject to the limitations, qualifications and exceptions described herein, and assuming the change of domicile qualifies as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), the following federal income tax consequences generally should result:
•
No gain or loss should be recognized by the stockholders of the Company upon conversion of their Common Stock and Preferred Stock into EClips Media Common Stock and EClips Media Preferred Stock pursuant to the change of domicile;

•
The aggregate tax basis of the EClips Media Common Stock and EClips Media Preferred Stock received by each stockholder of the Company in the change of domicile should be equal to the aggregate tax basis of Common Stock and Preferred Stock converted in exchange therefor;

•
The holding period of EClips Media Company Common Stock and EClips Media Preferred Stock received by each stockholder of the Company in the change of domicile should include the period during which the stockholder held his Common Stock converted therefor, provided such Common Stock is held by the stockholder as a capital asset on the effective date of the change of domicile; and

•	The Company should not recognize gain or loss for federal income tax purposes as a result of the change of domicile.
The Company has not requested a ruling from the Internal Revenue Service or an opinion of counsel with respect to the federal income tax consequences of the change of domicile under the Code. The Company believes the change of domicile will constitute a tax-free reorganization under Section 368(a) of the Code, inasmuch as Section 368(a)(1)(F) of the Code defines a reorganization as a mere change in identity, form, or place of organization of the Company.
ANNUAL AND QUARTERLY REPORTS
Our Annual Report on Form 10-K for the fiscal year ended December 31, 2008 and our Quarterly Report on Form 10-Q for the quarter ended September 30, 2009, as filed with the SEC, excluding exhibits, are being mailed to Stockholders with this Information Statement. We will furnish any exhibit to our Annual Report on Form 10-K or Quarterly Report on Form 10-Q free of charge to any shareholder upon written request to the Company at 3900A 31st Street North, St. Petersburg, FL 33714. The Annual Report and Quarterly Report are incorporated in this Information Statement. You are encouraged to review the Annual Report and Quarterly Report together with subsequent information filed by the Company with the SEC and other publicly available information.
COST OF INFORMATION STATEMENT
The Company is making the mailing and will bear the costs associated therewith. There will be no solicitations made. The Company will reimburse banks, brokerage firms, other custodians, nominees and fiduciaries for reasonable expenses incurred in sending the Information Statement to beneficial owners of the Company’s Common Stock.

STOCKHOLDER PROPOSALS
The Company’s Board of Directors has not yet determined the date on which the next annual meeting of stockholders will be held. Any proposal by a stockholder intended to be presented at the Company’s next annual meeting of stockholders must be received at the Company’s offices a reasonable amount of time prior to the date on which the information or proxy statement for that meeting is mailed to stockholders in order to be included in the Company’s information or proxy statement relating to that meeting.
DELIVERY OF INFORMATION TO A SHARED ADDRESS
If you and one or more Stockholders share the same address, it is possible that only one Information Statement was delivered to your address. Any registered shareholder who wishes to receive a separate copy of the Information Statement at the same address now or in the future may mail a request to receive separate copies to EClips Energy Technologies, Inc., 3900A 31st Street North, St. Petersburg, FL 33714, Attention: Gregory D. Cohen, Chief Executive Officer, or call the Company at (727) 525-5552 and we will promptly deliver the Information Statement to you upon your request. Stockholders who received multiple copies of this Information Statement at a shared address and who wish to receive a single copy may direct their request to the same address.
FORWARD-LOOKING STATEMENTS AND INFORMATION
This Information Statement includes forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. You can identify our forward-looking statements by the words “expects,” “projects,” “believes,” “anticipates,” “intends,” “plans,” “predicts,” “estimates” and similar expressions.
The forward-looking statements are based on management’s current expectations, estimates and projections about us. The Company cautions you that these statements are not guarantees of future performance and involve risks, uncertainties and assumptions that we cannot predict. In addition, the Company has based many of these forward-looking statements on assumptions about future events that may prove to be inaccurate. Accordingly, actual outcomes and results may differ materially from what the Company has expressed or forecast in the forward-looking statements.
You should rely only on the information the Company has provided in this Information Statement. The Company has not authorized any person to provide information other than that provided herein. The Company has not authorized anyone to provide you with different information. You should not assume that the information in this Information Statement is accurate as of any date other than the date on the front of the document.
WHERE YOU CAN FIND MORE INFORMATION ABOUT THE COMPANY
The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. You can read and copy any materials that the Company files with the SEC at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information about the operation of the SEC’s Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains a Web site that contains information we file electronically with the SEC, which you can access over the Internet at http://www.sec.gov. Copies of these materials may also be obtained by mail from the Public Reference Section of the SEC, 100 F Street, N.E., Washington, D.C. 20549 at prescribed rates.

By Order of the Board of Directors

/s/ Gregory D. Cohen Gregory D. Cohen Chief Executive Officer
St. Petersburg, Florida
March *, 2010

APPENDIX A
AGREEMENT AND PLAN OF MERGER
AGREEMENT AND PLAN OF MERGER
OF
ECLIPS ENERGY TECHNOLOGIES, INC., A FLORIDA CORPORATION
AND
ECLIPS MEDIA TECHNOLOGIES, INC., A DELAWARE CORPORATION
THIS AGREEMENT AND PLAN OF MERGER (the “Agreement”) dated as of March 2, 2010, made and entered into by and between Eclips Energy Technologies, Inc., a Florida corporation (“EEGT”), and Eclips Media Technologies, Inc., a Delaware corporation (“EMT”), which corporations are sometimes referred to herein as the “Constituent Corporations.”
W I T N E S S E T H:
WHEREAS, EEGT is a corporation organized and existing under the laws of the State of Florida, having been incorporated on September 23, 1997, under the laws of the State of Florida under the Florida Business Corporation Act (the “FBCA”); and
WHEREAS, EMT is a wholly-owned subsidiary corporation of EEGT, having been incorporated under the laws of the State of Delaware under the Delaware General Corporation Law (the “DGCL”) on February 16, 2010; and
WHEREAS, the respective Boards of Directors of EEGT and EMT have determined that it is desirable to merge EEGT with and into EMT and that EMT shall be the surviving corporation (the “Merger”); and
WHEREAS, the parties intend by this Agreement to effect a reorganization under Section 368 of the Internal Revenue Code of 1986, as amended;
NOW, THEREFORE, in consideration of the mutual covenants and promises contained in this Agreement, and for other valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound, EEGT and EMT hereto agree as follows:
ARTICLE I
MERGER
1.1 The Merger shall become effective upon the acceptance of the filing of the Articles of Merger with the Department of State of the State of Florida and the acceptance of the filing of the Certificate of Merger with the Secretary of State of the State of Delaware (the “Effective Date”). On the Effective Date, EEGT shall be merged with and into EMT, the separate existence of EEGT shall cease and EMT (hereinafter sometimes referred to as the “Surviving Corporation”) shall continue to exist under the name of Eclips Media Technologies, Inc. by virtue of, and shall be governed by, the laws of the State of Delaware. The address of the registered office of the Surviving Corporation in the State of Delaware will be The Corporation Trust Company, 1209 Orange Street, Wilmington, Delaware 19801.

ARTICLE II
CERTIFICATE OF INCORPORATION OF SURVIVING CORPORATION
2.1 The name of the Surviving Corporation shall be “Eclips Media Technologies, Inc.”. The Certificate of Incorporation of the Surviving Corporation, attached hereto as Exhibit A, as in effect on the date hereof, shall be the Certificate of Incorporation of EMT (the “EMTCharter”) without change, unless and until amended in accordance with Article VIII of this Agreement or otherwise amended in accordance with applicable law.
ARTICLE III
BYLAWS OF THE SURVIVING CORPORATION
3.1 The Bylaws of the Surviving Corporation, as in effect on the date hereof shall be the Bylaws of EMT (the “EMT Bylaws”) without change, unless and until amended in accordance with Article VIII of this Agreement or otherwise amended in accordance with applicable law.
ARTICLE IV
EFFECT OF MERGER ON STOCK OF CONSTITUENT CORPORATIONS
4.1 On the Effective Date, each outstanding share of Common Stock of EEGT, par value $0.0001 per share (the “EEGT Common Stock”) shall be converted into two (2) shares of Common Stock, par value $0.0001 per share, of EMT (the “EMT Common Stock”), and each outstanding share of EMT Common Stock held by EEGT shall be retired and canceled. In addition, on the Effective Date, each outstanding share of EEGT Series D Preferred Stock, par value $0.0001 per share (“EEGT Preferred”), shall be converted into two (2) shares of EMT Series A Preferred Stock, par value $0.0001per share (the “EMT Preferred”). The shares of EMT Preferred shall be identical to the shares of EEGT Preferred, respectively, except that the shares of EMT Preferred will be convertible into shares of EMT Common Stock on a share for share basis and shall possess 250 votes per share. The additional powers, designations, preferences, and rights of the EMT Preferred are described in more detail in the Certificate of Designation, attached hereto as Exhibit B. In addition, on the Effective Date, the outstanding 6% convertible debentures due February 4, 2012 of EEGT shall be assumed by EMT and converted into outstanding 6% convertible debentures due February 4, 2012 of EMT.

4.2 All options and rights to acquire EEGT Common Stock, and all outstanding warrants or rights outstanding on the Effective Date to purchase EEGT Common Stock, will automatically be converted into equivalent options, warrants and rights to purchase two (2) times the number of shares of EMT Common Stock at fifty (50%) percent of the exercise, conversion or strike price of such converted options, warrants and rights.
4.3 After the Effective Date, (i) certificates representing shares of EEGT Common Stock will represent shares of EMT Common Stock, and (ii) certificates representing shares of EEGT Preferred will represent shares of EMT Preferred, and upon surrender of the same to the transfer agent for EEGT, who also shall serve as the transfer agent for EMT, the holder thereof shall be entitled to receive in exchange therefor a certificate or certificates representing the number of shares of EMT Common Stock or EMT Preferred into which such shares of EEGT Common Stock or EEGT Preferred shall have been converted pursuant to Article 4.1.
ARTICLE V
CORPORATE EXISTENCE, POWERS AND LIABILITIES OF THE SURVIVING
CORPORATION
5.1 On the Effective Date, the separate existence of EEGT shall cease. EEGT shall be merged with and into EMT, the Surviving Corporation, in accordance with the provisions of this Agreement. Thereafter, EMT shall possess all the rights, privileges, powers and franchises of a public as well as of a private nature, and shall be subject to all the restrictions, disabilities and duties of each of the parties to this Agreement; all singular rights, privileges, powers and franchises of EEGT and EMT, and all property, real, personal and mixed and all debts due to each of them on whatever account, shall be vested in EMT; and all property, rights, privileges, powers and franchises, and all and every other interest shall be thereafter the property of EMT, the Surviving Corporation, as they were of the respective constituent entities, and the title to any real estate, whether by deed or otherwise, vested in EEGT and EMT, or either of them, shall not revert or be in any way impaired by reason of the Merger, but all rights of creditors and all liens upon the property of the parties hereto, shall be preserved unimpaired, and all debts, liabilities and duties of EEGT shall thenceforth attach to EMT, and may be enforced against it to the same extent as if said debts, liabilities and duties had been incurred or contracted by it.
5.2 EEGT agrees that it will execute and deliver, or cause to be executed and delivered, all such deeds and other instruments and will take or cause to be taken such further or other action as the Surviving Corporation may deem necessary in order to vest in and confirm to the Surviving Corporation title to and possession of all the property, rights, privileges, immunities, powers, purposes and franchises, and all and every other interest of EEGT and otherwise to carry out the intent and purposes of this Agreement.
ARTICLE VI
OFFICERS AND DIRECTORS OF SURVIVING CORPORATION
6.1 Upon the Effective Date, the officers and directors of EEGT shall become the officers and directors of EMT, and such persons shall hold office in accordance with the EMT Bylaws until their respective successors shall have been appointed or elected.

6.2 If upon the Effective Date, a vacancy shall exist in the Board of Directors of the Surviving Corporation, such vacancy shall be filled in the manner provided by the EMT Bylaws.
ARTICLE VII
DISSENTING SHARES
7.1 Holders of shares of EEGT Common Stock, or EEGT Preferred who have complied with all requirements for perfecting their rights of appraisal set forth in Chapters 607.1301 to 607.1333 of the FBCA shall be entitled to their rights under Florida law with payments to be made by the Surviving Corporation.
ARTICLE VIII
APPROVAL BY SHAREHOLDERS, EFFECTIVE DATE, CONDUCT OF BUSINESS
PRIOR TO EFFECTIVE DATE
8.1 Promptly after the approval of this Agreement by the requisite number of shareholders of EEGT, the respective Boards of Directors of EEGT and EMT will cause their duly authorized officers to make and execute Articles of Merger and a Certificate of Merger or other applicable certificates or documentation effecting this Agreement and shall cause the same to be filed with the Department of State of Florida and Secretary of State of Delaware, respectively, in accordance with the FBCA and the DGCL.
8.2 The Boards of Directors of EEGT and EMT may amend this Agreement and the EMT Charter or EMT Bylaws at any time prior to the Effective Date, provided that an amendment made subsequent to the approval of the Merger by the shareholders of EEGT may not (i) change the amount or kind of shares to be received in exchange for or on conversion of the shares of the EEGT Common Stock or EEGT Preferred; or (ii) alter or change any of the terms and conditions of this Agreement or the EMT Charter or EMT Bylaws if such change would adversely affect the holders of the EEGT Common Stock or EEGT Preferred.
ARTICLE IX
TERMINATION OF MERGER
9.1 This Agreement may be terminated and the Merger abandoned at any time prior to the Effective Date, whether before or after shareholder approval of this Agreement, by the consent of the Board of Directors of EEGT and EMT.
ARTICLE X
MISCELLANEOUS
10.1 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without reference to its principles of conflicts of law.
10.2 EXPENSES. If the Merger becomes effective, the Surviving Corporation shall assume and pay all expenses in connection therewith not theretofore paid by the respective parties. If for any reason the Merger shall not become effective, EEGT shall pay all expenses incurred in connection with all the proceedings taken in respect of this Merger Agreement or relating thereto.
10.3 AGREEMENT. An executed copy of this Merger Agreement will be on file at the principal place of business of the Surviving Corporation at 3900A 31st Street North, St. Petersburg, FL 33714 and, upon request and without cost, a copy thereof will be furnished to any shareholder.
10.4 COUNTERPARTS. This Merger Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

ECLIPS MEDIA TECHNOLOGIES, INC., a Delaware corporation

By:	/s/ Gregory D. Cohen
Gregory D. Cohen, Chief Executive Officer

ECLIPS ENERGY TECHNOLOGIES, INC., a Florida corporation

By:	/s/ Gregory D. Cohen Gregory D. Cohen, Chief Executive Officer

APPENDIX B
CERTIFICATE OF INCORPORATION
Delaware The first State I, JEFFREY W. BULLOCK, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF INCORPORATION OF “ECLIPS MEDIA TECHNOLOGIES, INC.”, FILED IN THIS OFFICE ON THE SIXTEENTH DAY OF FEBRUARY, A.D. 2010, AT 12:47 O’CLOCK P.M. A FILED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO THE NEW CASTLE COUNTY RECORDER OF DEEDS. I’-’L.” BmnHlfln^v.-Jn I \ \ Mfrsvw. HullQ^t. Se^nstan/oF^tate -^ 4788860 8100 AUTHENTICATION: 7814219 100147228 DATE: 02-16-10 Fair nay vgiify this certificate online a t corp .d9lawai9, gw/avthver. shtral

State of Delaware Secretary or” State Division or Corporations Delivered 12:53 FM 02/16/2010 FILED 12:47 PM 02/16/2010 CERTIFICATE OF INCORPORATION 10°14722S ~ 4?898*° ™ OF ECL1PS MEDIA TECHNOLOGIES, INC. The undersigned, being the sole incorporator herein named for Ihe purpose of forming a corporation pursuant (o the General Corporation Law of the State of Delaware, does hereby certify that: FIRST: T\ic name of this Corporation is EClips Media Technologies, Inc. SECOND: The address, including street, number, city and county, of the registered office of the Corporation in the State of Delaware is 1209 Orange Street, Wilmington, Delaware 1980!, County of New Castle; and the name of the registered agent of the Corporation in the State of Delaware at such address is The Corporation Trust Company. THIRD: The nature of the business and of the purposes lo be conducted and promoted by the Corporation is to conduct any lawful business, to promote any lawful purpose, and to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware. FOURTH: A. Classes and Numbers of Shares. The total number of shares of stock that the Corporation shall have authority to issue is seven hundred sixty million (760,000,000). The classes and aggregate number of shares of each class which the Corporation shall have authority to issue arc as follows: 1. Seven hundred fifty million (750,000,000) shares of Common Stock, par value $0.0001 per share (the “Common Stock”); and 2. Ten million (10,000,000) shares of Preferred Stock, par value $0.0001 per share (the “Preferred Stock”); and B. Blank Check Powers. The Corporation may issue any class of the Preferred Stock in any series. The Board of Directors shall have authority to establish and designate series, and to fix the number of shares included in each such series and the variations in the relative rights, preferences and limitations as between series, provided that, if the stated dividends and amounts payable on liquidation are not paid in full, the shares of all series of the same class shall share ratably in Lhe payment of dividends including accumulations, if any, in accordance with the sums which would be payable on such shares if all dividends were declared and paid in full, and in any dislribulion of assets other than by way of dividends in accordance with the sums which would be payable on such distribution if all sums payable were discharged in full. Shares of each such series when issued shall be designated to distinguish the shares of each series from shares of all other series.

FIFTH: Whenever a compromise or arrangement is proposed between this Corporation and Us creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or any creditor or stockholder thereof or cm the application of any receiver or receivers appointed lor this Corporation under the provisions of Section 291 of Title & ol the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under the provisions of Section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders, of this Corporation, as the case may be. lo be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, anoVor of the stockholders or class of stockholders, of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this Corporation, as the case may be, and also on this Corporation. SIXTH; The original By-Laws of the Corporation shall be adopted by the incorporator. Thereafter, the power lo make, alter, or repeal the By-Laws, and lo adopt any new By-Law, shall be vested in the Board of Directors, SEVENTH: To the Fullest extent that the General Corporation Law of the State of Delaware, as it exists on the date hereof or as it may hereafter be amended, permits the Jim Station or elimination of the liability of directors, no director o I this Corporation shall be personally liable to this Corporation or its stockholders tor monetary damages for breach of fiduciary duty as a director. Notwithstanding the foregoing, a director shall be liable to the extent provided by applicable law: (1) for any breach of the directors’ duty of loyalty to the Corporation or its stockholders; (2) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (3) under section 174 of the General Corporation Law of the State of Delaware; or (4) for any transaction from which the director derived any improper personal benefit. Neither the amendment or repeal of this Article, nor the adoption of any provision of this Certificate of Incorporation inconsislent with this Article, shall adversely affect any right or protection of a director of the Corporation existing at the time of such amendment or repeal. EIGHTH: The Corporation shall, to the fullest extent permitted by Section 145 of the General Corporation Law of the State of Delaware, as the same may be amended and supplemented, indemnify any and all persons whom it shall have power to indemnify under said section from and against any and all of the expenses, liabilities or other matters referred to in or covered by said section. The Corporal ion shall advance expenses to the fullest extent permitted by said section. Such right to indemnification and advancement of expenses shall continue as to a person who has ceased to be a director, officer, employee or ageni and shall inure to the benefit of the heirs, executors and administrators ol such a person. The indejnnification and advancement ol expenses provided for herein shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of ex pen lies may be entitled under any By-Law, agreement, vote of stockholders or disinterested directors or otherwise, IN WITNESS WHEREOF, T have hereunto set my hand this 16th day uf February 2010. /s/ Mohit Bhansali Mohit Bhansali, Sole Incorporates c/o Sichen/ia Ross Friedman Ference LLP 61 Broadway, 32^ Floor New York, NY 10006

APPENDIX C
BY LAWS
BY-LAWS
OF
ECLIPS MEDIA TECHNOLOGIES, INC.
(A Delaware corporation)
(Effective February 16, 2010)

ARTICLE I
STOCKHOLDERS
1. CERTIFICATES REPRESENTING STOCK.
Every holder of stock in the corporation shall be entitled to have a certificate signed by, or in the name of, the corporation by the Chairman or Vice-Chairman of the Board of Directors, if any, or by the President or a Vice-President and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary of the corporation representing the number of shares owned by him in the corporation. If such certificate is countersigned by a transfer agent other than the corporation or its employee or by a registrar other than the corporation or its employee, any other signature on the certificate may be a facsimile. In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if he were such officer, transfer agent, or registrar at the date of issue.
Whenever the corporation shall be authorized to issue more than one class of stock or more than one series of any class of stock, and whenever the corporation shall issue any shares of its stock as partly paid stock, the certificates representing shares of any such class or series or of any such partly paid stock shall set forth thereon the statements prescribed by the General Corporation Law. Any restrictions on the transfer or registration of transfer of any shares of stock of any class or series shall be noted conspicuously on the certificate representing such shares.

The corporation may issue a new certificate of stock in place of any certificate theretofore issued by it, alleged to have been lost, stolen, or destroyed, and the Board of Directors may require the owner of any lost, stolen, or destroyed certificate, or his legal representative, to give the corporation a bond sufficient to indemnify the corporation against any claim that may be made against it on account of the alleged loss, theft, or destruction of any such certificate or the issuance of any such new certificate.
Notwithstanding anything herein contained to the contrary, the corporation may issue shares of its stock in uncertificated or book-entry form. In such event, the corporation’s transfer agent and registrar shall keep appropriate records indicating (a) the person to whom such uncertificated shares of stock were issued, (b) the number, class and designation of series, if any, of shares of stock held by such person and (c) other information deemed relevant to the corporation.
2. FRACTIONAL SHARE INTERESTS.
The corporation may, but shall not be required to, issue fractions of a share.
3. STOCK TRANSFERS.
Upon compliance with provisions restricting the transfer or registration of transfer of shares of stock, if any, transfers or registration of transfer of shares of stock of the corporation shall be made only on the stock ledger of the corporation by the registered holder thereof, or by his attorney thereunto authorized by power of attorney duly executed and filed with the Secretary of the corporation or with a transfer agent or a registrar, if any, and on surrender of the certificate or certificates for such shares of stock properly endorsed and the payment of all taxes due thereon.

4. RECORD DATE FOR STOCKHOLDERS.
In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the board of directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the board of directors, and which record date shall not be more than sixty nor less than ten days before the date of such meeting. If no record date has been fixed by the board of directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; providing, however, that the board of directors may fix a new record date for the adjourned meeting.
In order that the corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the board of directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty days prior to such action. If no record date has been fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the board of directors adopts the resolution relating thereto.

5. MEANING OF CERTAIN TERMS.
As used herein in respect of the right to notice of a meeting of stockholders or a waiver thereof or to participate or vote thereat or to consent or dissent in writing in lieu of a meeting, as the case may be, the term “share” or “shares” or “share of stock” or “shares of stock” or “stockholder” or “stockholders” refers to an outstanding share or shares of stock and to a holder or holders of record of outstanding shares of stock when the corporation is authorized to issue only one class of shares of stock, and said reference is also intended to include any outstanding share or shares of stock and any holder or holders of record of outstanding shares of stock of any class upon which or upon whom the Certificate of Incorporation confers such rights where there are two or more classes or series of shares of stock or upon which or upon whom the General Corporation Law confers such rights notwithstanding that the Certificate of Incorporation may provide for more than one class or series of shares of stock, one or more of which are limited or denied such rights thereunder; provided, however, that no such right shall vest in the event of an increase or a decrease in the authorized number of shares of stock of any class or series which is otherwise denied voting rights under the provisions of the Certificate of Incorporation, including any Preferred Stock which is denied voting rights under the provisions of the resolution or resolutions adopted by the Board of Directors with respect to the issuance thereof.

6. STOCKHOLDER MEETINGS.
TIME. The annual meeting shall be held on the date and at the time fixed, from time to time, by the directors. A special meeting shall be held on the date and at the time fixed by the directors.
PLACE. Annual meetings and special meetings shall be held at such place, within or without the State of Delaware, as the directors may, from time to time, fix. Whenever the directors shall fail to fix such place, the meeting shall be held at the registered office of the corporation in the State of Delaware.
CALL. Annual meetings and special meetings may be called by the directors or by any officer instructed by the directors to call the meeting.
NOTICE OR WAIVER OF NOTICE. Written notice of all meetings shall be given, stating the place, date, and hour of the meeting. The notice of an annual meeting shall state that the meeting is called for the election of directors and for the transaction of other business which may properly come before the meeting, and shall (if any other action which could be taken at a special meeting is to be taken at such annual meeting), state such other action or actions as are known at the time of such notice. The notice of a special meeting shall in all instances state the purpose or purposes for which the meeting is called. If any action is proposed to be taken which would, if taken, entitle stockholders to receive payment for their shares of stock, the notice shall include a statement of that purpose and to that effect. Except as otherwise provided by the General Corporation Law, a copy of the notice of any meeting shall be given, personally or by mail, not less than ten days nor more than sixty days before the date of the meeting, unless the lapse of the prescribed period of time shall have been waived, and directed to each stockholder at his address as it appears on the records of the corporation. Notice by mail shall be deemed to be given when deposited, with postage thereon prepaid, in the United States mail. If a meeting is adjourned to another time, not more than thirty days hence, and/or to another place, and if an announcement of the adjourned time and place is made at the meeting, it shall not be necessary to give notice of the adjourned meeting unless the directors, after adjournment, fix a new record date for the adjourned meeting. Notice need not be given to any stockholder who submits a written waiver of notice by him before or after the time stated therein. Attendance of a person at a meeting of stockholders shall constitute a waiver of notice of such meeting, except when the stockholder attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders need be specified in any written waiver of notice.
STOCKHOLDER LIST. There shall be prepared and made, at least ten days before every meeting of stockholders, a complete list of the stockholders, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present. The stock ledger shall be the only evidence as to who are the stockholders entitled to examine the stock ledger, the list required by this section or the books of the corporation, or to vote at any meeting of stockholders.

CONDUCT OF MEETING. Meetings of the stockholders shall be presided over by one of the following officers in the order of seniority and if present and acting: the Chairman of the Board, if any, the Vice-Chairman of the Board, if any, the President, a Vice President, a chairman for the meeting chosen by the Board of Directors, or, if none of the foregoing is in office and present and acting, by a chairman to be chosen by the stockholders. The Secretary of the corporation, or, in his absence, an Assistant Secretary, shall act as secretary of every meeting, but if neither the Secretary nor an Assistant Secretary is present the Chairman for the meeting shall appoint a secretary of the meeting.
PROXY REPRESENTATION. Every stockholder may authorize another person or persons to act for him by proxy in all matters in which a stockholder is entitled to participate, whether by waiving notice of any meeting, voting or participating at a meeting, or expressing consent or dissent without a meeting. Every proxy must be signed by the stockholder or by his attorney-in-fact. No proxy shall be voted or acted upon after three years from its date unless such proxy provides for a longer period. A duly executed proxy shall be irrevocable if it states that it is irrevocable and, if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A proxy may be made irrevocable regardless of whether the interest with which it is coupled is an interest in the stock itself or an interest in the corporation generally.

INSPECTORS AND JUDGES. The directors, in advance of any meeting, may, but need not, appoint one or more inspectors of election or judges of the vote, as the case may be, to act at the meeting or any adjournment thereof. If an inspector or inspectors or judge or judges are not appointed, the person presiding at the meeting may, but need not, appoint one or more inspectors or judges. In case any person who may be appointed as an inspector or judge fails to appear or act, the vacancy may be filled by appointment made by the person presiding thereat. Each inspector or judge, if any, before entering upon the discharge of his duties, shall take and sign an oath faithfully to execute the duties of inspector or judge at such meeting with strict impartiality and according to the best of his ability. The inspectors or judges, if any, shall determine the number of shares of stock outstanding and the voting power of each, the shares of stock represented at the meeting, the existence of a quorum, the validity and effect of proxies, and shall receive votes, ballots or consents, hear and determine all challenges and questions arising in connection with the right to vote, count and tabulate all votes, ballots or consents, determine the result, and do such acts as are proper to conduct the election or vote with fairness to all stockholders. On request of the person presiding at the meeting, the inspector or inspectors or judge or judges, if any, shall make a report in writing of any challenge, question or matter determined by him or them and execute a certificate of any fact found by him or them.
QUORUM. Except as the General Corporation Law or these Bylaws may otherwise provide, the holders of a majority of the outstanding shares of stock entitled to vote shall constitute a quorum at a meeting of stockholders for the transaction of any business. The stockholders present may adjourn the meeting despite the absence of a quorum. When a quorum is once present to organize a meeting, it is not broken by the subsequent withdrawal of any stockholders.

VOTING. Each stockholder entitled to vote in accordance with the terms of the Certificate of Incorporation and of these Bylaws, or, with respect to the issuance of Preferred Stock, in accordance with the terms of a resolution or resolutions of the Board of Directors, shall be entitled to one vote, in person or by proxy, for each share of stock entitled to vote held by such stockholder. In the election of directors, a plurality of the votes present at the meeting shall elect. Any other action shall be authorized by a majority of the votes cast except where the Certificate of Incorporation or the General Corporation Law prescribes a different percentage of votes and/or a different exercise of voting power. Voting by ballot shall not be required for corporate action except as otherwise provided by the General Corporation Law.
7. STOCKHOLDER ACTION WITHOUT MEETINGS.
Any action required to be taken, or any action which may be taken, at any annual or special meeting of stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of the outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing and shall be delivered to the corporation by delivery to its registered office in Delaware, its principal place of business, or an officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to a corporation’s registered office shall be by hand or by certified or registered mail, return receipt requested.

8. NOTICE OF STOCKHOLDER BUSINESS.
At an annual or special meeting of the stockholders or upon written consent of the stockholders without a meeting, only such business shall be conducted as shall have been brought before the meeting (a) pursuant to the corporation’s notice of meeting, (b) by or at the direction of the Board of Directors or (c) by any stockholder of the corporation who is a stockholder of record at the time of giving of the notice provided for in this Bylaw, who shall be entitled to vote at such meeting and who complies with the notice procedures set forth in this Bylaw.
Notwithstanding anything in these Bylaws to the contrary, no business shall be conducted at an annual meeting except in accordance with the procedures set forth in this Bylaw. The Chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting and in accordance with the procedures prescribed by these Bylaws, and if he should so determine, he shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.
STOCKHOLDER PROPOSALS RELATING TO NOMINATIONS FOR AND ELECTION OF DIRECTORS. Nominations by a stockholder of candidates for election to the Board of Directors by stockholders at a meeting of stockholders or upon written consent without a meeting may be made only if the stockholder complies with the procedures set forth in this Bylaw, and any candidate proposed by a stockholder not nominated in accordance with such provisions shall not be considered or acted upon for execution at such meeting of stockholders.

A proposal by a stockholder for the nomination of a candidate for election by stockholders as a director at any meeting of stockholders at which directors are to be elected or upon written consent without a meeting may be made only by notice in writing, delivered in person or by first class United States mail postage prepaid or by reputable overnight delivery service, to the Board of Directors of the corporation to the attention of the Secretary of the corporation at the principal office of the corporation, within the time limits specified herein.
In the case of an annual meeting of stockholders, any such written proposal of nomination must be received by the Board of Directors not less than sixty days nor more than ninety days before the first anniversary of the date on which the corporation held its annual meeting in the immediately preceding year; provided, however, that in the case of an annual meeting of stockholders (A) that is called for a date that is not within thirty days before or after the first anniversary date of the annual meeting of stockholders in the immediately preceding year, or (B) in the event that the corporation did not have an annual meeting of stockholders in the prior year any such written proposal of nomination must be received by the Board of Directors not less than five days after the earlier of the date the corporation shall have (w) mailed notice to its stockholders that an annual meeting of stockholders will be held or (x) issued a press release, or (y) filed a periodic report with the Securities and Exchange Commission or (z) otherwise publicly disseminated notice that an annual meeting of stockholders will be held.

In the case of a special meeting of stockholders, any such written proposal of nomination must be received by the Board of Directors not less than five days after the earlier of the date that the corporation shall have mailed notice to its stockholders that a special meeting of stockholders will be held or shall have issued a press release, filed a periodic report with the Securities and Exchange Commission or otherwise publicly disseminated notice that a special meeting of stockholders will be held. In addition to any other information required, the stockholder seeking to have stockholders authorize or take corporate action by written consent shall include the class and number of shares of the corporation which are beneficially held by such stockholder, any voting rights with respect to shares not beneficially owned and other ownership or voting interest in shares of the corporation, whether economic or otherwise, including derivatives and hedges.
In the case of stockholder action by written consent with respect to the election by stockholders of a candidate as director, the stockholder seeking to have the stockholders elect such candidate by written consent shall submit a written proposal of nomination to the Board of Directors. Such written proposal of nomination shall set forth: (A) the name and address of the stockholder who intends to make the nomination, and the name and address of the beneficial owner, if any, on whose behalf the proposal is made, (B) the name, age, business address and, if known, residence address of each person so proposed, (C) the principal occupation or employment of each person so proposed for the past five years, (D) the number of shares of capital stock of the corporation beneficially owned within the meaning of Securities and Exchange Commission Rule 13d-1 by each person so proposed and the earliest date of acquisition of any such capital stock and the class and number of shares of the corporation which are beneficially held by such stockholder, any voting rights with respect to shares not beneficially owned and other ownership or voting interest in shares of the corporation, whether economic or otherwise, including derivatives and hedges, (E) a description of any arrangement or understanding between each person so proposed and the stockholder(s) making such nomination with respect to such person’s proposal for nomination and election as a director and actions to be proposed or taken by such person if elected a director, (F) the written consent of each person so proposed to serve as a director if nominated and elected as a director and (G) such other information regarding each such person as would be required under the proxy solicitation rules of the Securities and Exchange Commission if proxies were to be solicited for the election as a director of each person so proposed.

If a written proposal of nomination submitted to the Board of Directors fails, in the reasonable judgment of the Board of Directors or a nominating committee established by it, to contain the information specified in the preceding paragraph of this Bylaw or is otherwise deficient, the Board of Directors shall, as promptly as is practicable under the circumstances, provide written notice to the stockholder(s) making such nomination of such failure or deficiency in the written proposal of nomination and such nominating stockholder shall have five days from receipt of such notice to submit a revised written proposal of nomination that corrects such failure or deficiency in all material respects.
STOCKHOLDER PROPOSALS RELATING TO MATTERS OTHER THAN NOMINATIONS FOR AND ELECTIONS OF DIRECTORS. A stockholder of the corporation may bring a matter (other than a nomination of a candidate for election as a director) before a meeting of stockholders or for action by written consent without a meeting only if such stockholder matter is a proper matter for stockholder action and such stockholder shall have provided notice in writing, delivered in person or by first class United States mail postage prepaid or by reputable overnight delivery service, to the Board of Directors of the corporation to the attention of the Secretary of the corporation at the principal office of the corporation, within the time limits specified in this Bylaw; provided, however, that a proposal submitted by a stockholder for inclusion in the corporation’s proxy statement for an annual meeting that is appropriate for inclusion therein and otherwise complies with the provisions of Rule 14a-8 under the Securities Exchange Act of 1934 (including timeliness) shall be deemed to have also been submitted on a timely basis pursuant to this Bylaw.

In the case of an annual meeting of stockholders, any such written notice of a proposal of a stockholder matter must be received by the Board of Directors not less than sixty days nor more than ninety days before the first anniversary of the date on which the corporation held its annual meeting of stockholders in the immediately preceding year; provided, however, that (A) in the case of an annual meeting of stockholders that is called for a date which is not within thirty days before or after the first anniversary date of the annual meeting of stockholders in the immediately preceding year, or (B) in the event that the corporation did not have an annual meeting of stockholders in the prior year, any such written notice of a proposal of a stockholder matter must be received by the Board of Directors not less than five days after the date the corporation shall have (w) mailed notice to its stockholders that an annual meeting of stockholders will be held or (x) issued a press release, or (y) filed a periodic report with the Securities and Exchange Commission or (z) otherwise publicly disseminated notice that an annual meeting of stockholders will be held.
In the case of a special meeting of stockholders, any such written notice of a proposal of a stockholder matter must be received by the Board of Directors not less than five days after the earlier of the date the corporation shall have mailed notice to its stockholders that a special meeting of stockholders will be held, issued a press release, filed a periodic report with the Securities and Exchange Commission or otherwise publicly disseminated notice that a special meeting of stockholders will be held.

In the case of stockholder action by written consent, the stockholder seeking to have the stockholders authorize or take corporate action by written consent shall, by written notice to the Board of Directors, set forth the written proposal. Such written notice of a proposal of a stockholder matter shall set forth information regarding such stockholder matter equivalent to the information regarding such stockholder matter that would be required under the proxy solicitation rules of the Securities and Exchange Commission if proxies were solicited for stockholder consideration of such stockholder matter at a meeting of stockholders. In addition to any other information required, the stockholder seeking to have stockholders authorize or take corporate action by written consent shall include the class and number of shares of the corporation which are beneficially held by such stockholder, any voting rights with respect to shares not beneficially owned and other ownership or voting interest in shares of the corporation, whether economic or otherwise, including derivatives and hedges.
If a written notice of a proposal of a stockholder matter submitted to the Board of Directors fails, in the reasonable judgment of the Board of Directors, to contain the information specified in this Bylaw or is otherwise deficient, the Board of Directors shall, as promptly as is practicable under the circumstances, provide written notice to the stockholder who submitted the written notice of presentation of a stockholder matter of such failure or deficiency in the written notice of presentation of a stockholder matter and such stockholder shall have five days from receipt of such notice to submit a revised written notice of presentation of a matter that corrects such failure or deficiency in all material respects.
Only stockholder matters submitted in accordance with the foregoing provisions of this Bylaw shall be eligible for presentation at such meeting of stockholders or for action by written consent without a meeting, and any stockholder matter not submitted to the Board of Directors in accordance with such provisions shall not be considered or acted upon at such meeting of stockholders or by written consent without a meeting.

ARTICLE II
DIRECTORS
1. FUNCTIONS AND DEFINITION.
The business and affairs of the corporation shall be managed by or under the direction of the Board of Directors of the corporation. The use of the phrase “whole board” herein refers to the total number of directors which the corporation would have if there were no vacancies.
2. QUALIFICATIONS AND NUMBER.
A director need not be a stockholder, a citizen of the United States, or a resident of the State of Delaware. The number of directors constituting the entire Board of Directors shall be the number, not less than one nor more than fifteen, fixed from time to time by a majority of the total number of directors which the corporation would have, prior to any increase or decrease, if there were no vacancies, provided, however, that no decrease shall shorten the term of an incumbent director. The number of directors may be increased or decreased by action of the stockholders or of the directors.

3. ELECTION AND TERM.
The first Board of Directors, unless the members thereof shall have been named in the Certificate of Incorporation, shall be elected by the incorporator or incorporators and shall hold office until the first annual meeting of stockholders and until their successors have been elected and qualified or until their earlier resignation or removal. Any director may resign at any time upon written notice to the corporation. Thereafter, directors who are elected at an annual meeting of stockholders, and directors who are elected in the interim to fill vacancies and newly created directorships, shall hold office until the next annual meeting of stockholders and until their successors have been elected and qualified or until their earlier resignation or removal. In the interim between annual meetings of stockholders or of special meetings of stockholders called for the election of directors and/or for the removal of one or more directors and for the filling of any vacancies in the Board of Directors, including vacancies resulting from the removal of directors for cause or without cause, any vacancy in the Board of Directors may be filled by the vote of a majority of the remaining directors then in office, although less than a quorum, or by the sole remaining director.
4. MEETINGS.
TIME. Meetings shall be held at such time as the Board shall fix.
FIRST MEETING. The first meeting of each newly elected Board may be held immediately after each annual meeting of the stockholders at the same place at which the meeting is held, and no notice of such meeting shall be necessary to call the meeting, provided a quorum shall be present. In the event such first meeting is not so held immediately after the annual meeting of the stockholders, it may be held at such time and place as shall be specified in the notice given as hereinafter provided for special meetings of the Board of Directors, or at such time and place as shall be fixed by the consent in writing of all of the directors.
PLACE. Meetings, both regular and special, shall be held at such place within or without the State of Delaware as shall be fixed by the Board.

CALL. No call shall be required for regular meetings for which the time and place have been fixed. Special meetings may be called by or at the direction of the Chairman of the Board, if any, the Vice-Chairman of the Board, if any, or the President, or of a majority of the directors in office.
NOTICE OR ACTUAL OR CONSTRUCTIVE WAIVER. No notice shall be required for regular meetings for which the time and place have been fixed. Written, oral, or any other mode of notice of the time and place shall be given for special meetings at least twenty-four hours prior to the meeting. The notice of any meeting need not specify the purpose of the meeting. Any requirement of furnishing a notice shall be waived by any director who signs a written waiver of such notice before or after the time stated therein.
Attendance of a director at a meeting of the Board shall constitute a waiver of notice of such meeting, except when the director attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.
QUORUM AND ACTION. A majority of the whole Board shall constitute a quorum except when a vacancy or vacancies prevents such majority, whereupon a majority of the directors in office shall constitute a quorum, provided that such majority shall constitute at least one-third (1/3) of the whole Board. Any director may participate in a meeting of the Board by means of a conference telephone or similar communications equipment by means of which all directors participating in the meeting can hear each other, and such participation in a meeting of the Board shall constitute presence in person at such meeting. A majority of the directors present, whether or not a quorum is present, may adjourn a meeting to another time and place. Except as herein otherwise provided, and except as otherwise provided by the General Corporation Law, the act of the Board shall be the act by vote of a majority of the directors present at a meeting, a quorum being present. The quorum and voting provisions herein stated shall not be construed as conflicting with any provisions of the General Corporation Law and these Bylaws which govern a meeting of directors held to fill vacancies and newly created directorships in the Board.

CHAIRMAN OF THE MEETING. The Chairman of the Board, if any and if present and acting, shall preside at all meetings. Otherwise, the Vice-Chairman of the Board, if any and if present and acting, or the President, if present and acting, or any other director chosen by the Board, shall preside.
THE CHAIRMAN OF THE BOARD OF DIRECTORS. The Chairman of the Board of Directors, and any Vice-Chairman of the Board, may be elected by a majority vote of the Board of Directors and shall serve until the meeting of the Board of Directors next following the Annual Meeting of the Stockholders at which a Chairman, and any Vice-Chairman, shall be newly elected or re-elected from amongst the Directors then in office.
5. REMOVAL OF DIRECTORS.
Any or all of the directors may be removed for cause or without cause by the stockholders.

6. COMMITTEES.
The Board of Directors may, by resolution passed by a majority of the whole Board, designate one or more committees, each committee to consist of one or more of the directors of the corporation. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. Any such committee, to the extent provided in the resolution of the Board, shall have and may exercise the powers of the Board of Directors in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers which may require it. In the absence or disqualification of any member of any such committee or committees, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member.
7. ACTION IN WRITING.
Any action required or permitted to be taken at any meeting of the Board of Directors or any committee thereof may be taken without a meeting if all members of the Board or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board or committee.
8. NOMINATION.
Only persons who are nominated in accordance with the procedures set forth in these Bylaws shall be eligible to serve as Directors. Nominations of persons for election to the Board of Directors of the corporation may be made at a meeting of stockholders (a) by or at the direction of the Board of Directors or (b) by any stockholder of the corporation who is a stockholder of record at the time of giving of notice provided for in this Bylaw, who shall be entitled to vote for the election of directors at the meeting and who complies with the notice procedures set forth in this Bylaw.

Nominations by stockholders shall be made pursuant to timely notice in writing to the Secretary of the corporation. To be timely, a stockholder’s notice shall be delivered to or mailed and received at the principal executive offices of the corporation (a) in the case of an annual meeting, not less than sixty days nor more than ninety days prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is changed by more than thirty days from such anniversary date, notice by the stockholder to be timely must be so received not later than the close of business on the 10th day following the earlier of the day on which notice of the date of the meeting was mailed or public disclosure was made, and (b) in the case of a special meeting at which directors are to be elected, not later than the close of business on the 10th day following the earlier of the day on which notice of the date of the meeting was mailed or public disclosure was made. Such stockholder’s notice shall set forth (a) as to each person whom the stockholder proposes to nominate for election or reelection as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (b) as to the stockholder giving the notice (i) the name and address, as they appear on the corporation’s books, of such stockholder and (ii) the class and number of shares of the corporation which are beneficially owned by such stockholder and also which are owned of record by such stockholder; and (c) as to the beneficial owner, if any, on whose behalf the nomination is made, (i) the name and address of such person and (ii) the class and number of shares of the corporation which are beneficially owned by such person. At the request of the Board of Directors, any person nominated by the Board of Directors for election as a director shall furnish to the Secretary of the corporation that information required to be set forth in a stockholder’s notice of nomination which pertains to the nominee.

No person shall be eligible to serve as a director of the corporation unless nominated in accordance with the procedures set forth in this Bylaw. The Chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the procedures prescribed by these Bylaws, and if he should so determine, he shall so declare to the meeting and the defective nomination shall be disregarded. Notwithstanding the foregoing provisions of this Bylaw, a stockholder shall also comply with all applicable requirements of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder with respect to the matters set forth in this Bylaw.
ARTICLE III
OFFICERS
1. EXECUTIVE OFFICERS.
The directors may elect or appoint a Chairman of the Board of Directors, a Chief Executive Officer, a President, one or more Vice Presidents (one or more of whom may be denominated “Executive Vice President”), a Secretary, one or more Assistant Secretaries, a Treasurer, one or more Assistant Treasurers, and such other officers as they may determine. Any number of offices may be held by the same person.
2. TERM OF OFFICE: REMOVAL.
Unless otherwise provided in the resolution of election or appointment, each officer shall hold office until the meeting of the Board of Directors following the next annual meeting of stockholders and until his successor has been elected and qualified or until his earlier resignation or removal. The Board of Directors may remove any officer for cause or without cause.

3. AUTHORITY AND DUTIES.
All officers, as between themselves and the corporation, shall have such authority and perform such duties in the management of the corporation as may be provided in these Bylaws, or, to the extent not so provided, by the Board of Directors.
4. CHIEF EXECUTIVE OFFICER.
The Chief Executive Officer shall, subject to the discretion of the Board of Directors, have general supervision and control of the corporation’s business such duties as may from time to time be prescribed by the Board of Directors.
5. THE PRESIDENT.
The President shall preside at all meetings of the Stockholders and in the absence of the Chairman of the Board of Directors, at the meeting of the Board of Directors, shall, subject to the discretion of the Board of Directors, have general supervision and control of the corporation’s business and shall see that all orders and resolutions of the Board of Directors are carried into effect.
6. VICE PRESIDENTS.
Any Vice President that may have been appointed, in the absence or disability of the President, shall perform the duties and exercise the powers of the President, in the order of their seniority, and shall perform such other duties as the Board of Directors shall prescribe.

7. THE SECRETARY.
The Secretary shall keep in safe custody the seal of the corporation and affix it to any instrument when authorized by the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors. The Secretary (or in his absence, an Assistant Secretary, but if neither is present another person selected by the Chairman for the meeting) shall have the duty to record the proceedings of the meetings of the stockholders and directors in a book to be kept for that purpose.
8. CHIEF FINANCIAL OFFICER AND TREASURER.
The Chief Financial Officer shall be the Treasurer, unless the Board of Directors shall elect another officer to be the Treasurer. The Treasurer shall have the care and custody of the corporate funds, and other valuable effects, including securities, and shall keep full and accurate accounts of receipts and disbursements in books belonging to the corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the corporation in such depositories as may be designated by the Board of Directors. The Treasurer shall disburse the funds of the corporation as may be ordered by the Board, taking proper vouchers for such disbursements, and shall render to the President and directors, at the regular meetings of the Board, or whenever they may require it, an account of all his transactions as Treasurer and of the financial condition of the corporation. If required by the Board of Directors, the Treasurer shall give the corporation a bond for such term, in such sum and with such surety or sureties as shall be satisfactory to the Board for the faithful performance of the duties of his office and for the restoration to the corporation, in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the corporation.

ARTICLE IV
CORPORATE SEAL
AND
CORPORATE BOOKS
The corporate seal shall be in such form as the Board of Directors shall prescribe.
The books of the corporation may be kept within or without the State of Delaware, at such place or places as the Board of Directors may, from time to time, determine.
ARTICLE V
FISCAL YEAR
The fiscal year of the corporation shall be fixed, and shall be subject to change, by the Board of Directors.
ARTICLE VI
INDEMNITY
Any person who was or is a party or threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he or she is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise (including employee benefit plans) (hereinafter an “indemnitee”), shall be indemnified and held harmless by the corporation to the fullest extent authorized by the General Corporation Law, as the same exists or may hereafter be amended

(but, in the case of any such amendment, only to the extent that such amendment permits the corporation to provide broader indemnification than permitted prior thereto), against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such indemnitee in connection with such action, suit or proceeding, if the indemnitee acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe such conduct was unlawful. The termination of the proceeding, whether by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to any criminal action or proceeding, had reasonable cause to believe such conduct was unlawful.
Any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he or she is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise (including employee benefit plans) shall be indemnified and held harmless by the corporation to the fullest extent authorized by the General Corporation Law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the corporation to provide broader indemnification than permitted prior thereto), against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court in which such suit or action was brought, shall determine upon application, that despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such Court shall deem proper.
All reasonable expenses incurred by or on behalf of the indemnitee in connection with any suit, action or proceeding, may be advanced to the indemnitee by the corporation.
The rights to indemnification and to advancement of expenses conferred in this section shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, the certificate of incorporation, Bylaw, agreement, vote of stockholders or disinterested directors or otherwise.
ARTICLE VII
AMENDMENTS
The Bylaws may be amended, added to, rescinded or repealed at any meeting of the Board of Directors or of the stockholders, provided that notice of the proposed change was given in the notice of the meeting.

APPENDIX D
SERIES A PREFERRED STOCK CERTIFICATE OF DESIGNATION
Delaware The first State I, JEFFREY W. BULLOCK, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF DESIGNATION OF “ECLIPS MEDIA TECHNOLOGIES, INC.”, FILED IN THIS OFFICE ON THE THIRD DAY OF MARCH, A.D. 2010, AT 1:12 O’CLOCK P.M. A FILED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO THE NEW CASTLE COUNTY RECORDER OF DEEDS.

State of Delaware Secretary of State Division of Corporations Deliv&Kd 01:20 PM 03/03/2010 FILED 01:12 PM 03/03/2010 SOT 100240691 — 4788860 FILE ECUPS MEDIA TECHNOLOGIES, INC. CERTIFICATE OF DESIGNATION OF PREFERENCES, RIGHTS AND LIMITATIONS OF SERIES A CONVERTIBLE PREFERRED STOCK PURSUANT TO SECTION 151 OFT1IE GENERAL CORPORATION LAW Of THE STATE OF DELAWARE The undersigned. Chief Executive Officer of EC lips Media Technologies, Inc., a Delaware corporation (Ihe “Corporation”) DOES HEREBY CERTIFY that the following resolutions were duly adopted by the Board of Directors of the Corpoation by unanimous written consent on March 2. 20JO; WHEREAS, the Board of Directors is authorized within the limitations and restrictions staled in the Certificate of Incorporation of the Corporation, to provide by resolution or resolutions for the issuance of 10,000,000 shares of Preferred Stock, par value S0.0001 per share, of the Cororation, in such series and with such designations, preferences and relative, participating, optional or other special rights and qualifications, limitations or restrictions as the Corporation’s Board of Directors shall fix by resolution or resolutions providing lor the issuance thereof duly adopted by the Board of Directors; and WHEREAS, it is the desire of the Board of Directors, pursuant to its authority as aforesaid, to authorize and fix the terms of a series of Preferred Stock and the number of shares constituting such series; NOW, THEREFORE, BE IT RESOLVED: Section 1, Designation and Authorized Shares. The Corporation shall be authori/ed to issue three million (3,000,000) shares of Series A Preferred Stock, par value $0.0001 per share (the “Scries A Preferred Stock”). Section 2, Stated Value. Each share of Series A Preferred Stock shall have a stated vulue of one-ten thousandth ($0.0001) of one cen! (the “Slated Value”). Sect ion 3, Liquidatioii- (a) Upon the liquidation, dissolution or winding up of the business of the Corporation, whether voluntary or involuntary, each holder of Series A Preferred Stock shall be entitled to receive, for each share thereof, out of assets of the Corporation legally available therefor, a preferential amount in cash equal to (and not more than) the Stated Value. All preferential amounts lo be paid 10 the holders of Series A Preferred Stock in connection with such liquidation, dissolution or winding up shall be paid before the payment or setting apart for payment of any amount for, or the distribution of any assets of the Corporation to the holders of (i) any oiher class or scries of capital stock whose terms expressly provide that the holders of Scries A Preferred Stock should receive preferential payment with respect to such distribution

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(to the extent of such preference) and (ii) the Corporation’s Common Slock. IF upon any such distribution (he assets of the Corporation shall be insufficient to pay the holders of the outstanding shares of Scries A Preferred Stock (or the holders of any class or scries of capital stock ranking on a parity wiih the Series A Preferred Si oak as |.o distrihu Lions in the event of a liquidation, dissolution or wind in g up of the Corporation) the full amounts to which they shall be entitled, such holders shall share rat ably in any distribution of assets in accordance with the sums which would be payable on such distribution if aJJ sums payable thereon were paid in full. (b) Any distribution in connection with the liquidation, dissolution or winding up of the Corporation, or any bankruptcy or insolvency proceeding, shall be made in cash to the extent possible. Whenever any such distribution shall be paid in property other than cash, the value of such distribution shall be the fair market value of such property as determined in good lailh by the Board ol Directors tif the Corporation, Section 4, Voting. Except as otherwise expressly required by law, each holder of Series A Preferred Stock shall be entitled to vote on all matters submitted to shareholders of the Corporation and shall be entitled lo two hundred and fifty (250) votes for each share of Scries A Preferred Stock owned at the record date for the determination of shareholders entitled to vote on such matter or, if no such record date is established, at the date such vote is taken or any written consent of shareholders is solicited. Except as otherwise required by iawh the holders of shares of Scries A Preferred Stock shall vote together with the holders of Common Stock on all matters and shall not vote as a separate class. Section 5. Conversion. Conversion Right. Each holder of Series A Preferred Slock may, from Lime to time, convert any or all ol such holder’s shares of Series A Preferred Stock into fully paid and nonassessable shares of Common Stock in an amount equal to one (1) share of Common Stock for each one (1) share oI Series A Preferred Slock surrendered. Conve\ion Procedure, In order to exercise the conversion privilege under Section 5, the holder oF any shares of Scries A Preferred Stock to be converted shall give written notice to the Corporation at its principal office that such holder elects to conven such shares of Series A Preferred Stock or a specified portion thereof into shares of Common Stock as set forth in such notice. At such time as the certificate or certificates representing the Series A Preferred Stock which has been converted arc surrendered 10 the Corporation, the Corporation shall issue and deliver a certificate or certificates representing the number of shares of Common Stock determined pursuant to Section 5. In case of con version under Section 5 of only a pan of the shares of Series A Preferred Stock represented by a certificate surrendered to the Corporation, the Corporation shall issue and deliver a new certificate for the number of shares ol Series A Preferred Stock which have not been converted. Until such time as the certificate or certificates representing Series A Preferred Stock which has been converted are surrendered to the Corporation and a certificate or certificates representing the Common Stock into which such Series A Preferred Slock has been converted have been issued and delivered, the certificate or certificates representing the Series A Preferred Stock which have been converted shall rcpreseni the shares of Common Stock into which such shares of Series A Preferred Stock have been converted. The Cojporation shall pay all documentary, stamp or

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similar issue or transfer tax due on (he issue of shares of Common Stock issuahle upon conversion of the Series A Preferred Stock. Section 6. Other Provisions. Reservation of Common Slock. The Corporation shall at all times reserve from its authorized Common Slock a sufficient number of shares provide for conversion of ail Series A Preferred Stock from time to time outstanding, Record Holders. The Corporal ion and its transfer agcni, if any, for the Series A Preferred Stock may deem and treat the record holder of any shares of Series A Preferred Stock as reflected on the books and records of the Corporation as the sole true and Jawful owner thereof for all purposes, and neither the Corporation nor any such transfer agent shall be affected by any notice to Ihe contrary. Section 1. Restriction and Limitations. Except as expressly provided herein or as required by Jaw so long as any shares of Series A Preferred Stock remain outstanding, the Corporation shall not, without the vote or \vritten consent of the holders of at least a majority of the then outstanding shares of the Series A Preferred Slock, take any action which wouJd adversely and materially affect any of the preferences, limitations or relative rights of the Series A Preferred Stock, including without limitation: (A)Reduce the amount payable lo the holders of Series A Preferred Stock upon the voluntary or involuntary liquidation, dissolution or winding up of the Corporation, or change the relative seniority of the liquidation preferences of the holders of Series A Preferred Stock to the rights upon liquidation of the holders of any other capital stock in the Corporation; or (B)Cancel or modify adversely and materially the voting rights as provided in Section 4 herein. Section 8, Certain Adjustments. (a) Stack Dividends and Stack Split*. II the Corporation, at any time while the Scries A Preferred Stock is outstanding: (A) shall pay a stock dividend or otherwise make a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Corporation pursuant to the Series A Preferred Slock), (B) subdivide outstanding shares of Common Stock into a larger number of shares, (C) combine (including by way of reverse stock splil) outstanding shares of Common Stock inlo a smaller number of shares, or (D) issue by reel ossification of shares of the Common Stock any shares of capital stock of the Corporation, each share of Scries A Preferred Stock shall receive such consideration as if such number of shares of Series A Preferred if it had been, immediately prior to such foregoing dividend, distribution, subdivision, combination or reclassifiaction, the holder of one share of Common Stock. Any adjustment made pursuam to this Section shall become effective immediately after the record dale for the determination of stockholders en Li tied to receive such dividend or distribution and shall become effective

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immediately after the effective dale in the case ol a subdivision, combination 01 re-classification. (b) Fundamental Transaction. If, at any time while the Series A Preferred Slock is outstanding, (A) the Corporation effeels any merger or consolidation of rhe Corporation with or into another Person, (B) the Corporation effects any sale of all or suhstanlially all of its assets in one tr an sac Lion or a series of related transactions, (C) any tender offer or exchange offer (whether by I he Corporation or another Person) is completed pursuanl to which holders of Common Stock are permit led to tender or exchange their shares for other securities, cash or property, or (D) the Corporation effects any ^classification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively convened into or exchanged for other securities, cash or property fin any such case, a “Fundamental Transaction”), then, upon any subsequent conversion of this Series A Preferred Stock, the Holders shall have the right to receive, for each Share of Common Slock that would have been issuable upon such conversion immedialely prior to the occurrence of such Fundamental Transaction, ihe same kind and amount of seeuriLies, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Transaction if it had been, immediately prior to such Fundamental Transaction, the holder of one share of Common Stock. IN WITNESS WHEREOF, the undersigned have executed this Certificate this 2nd day of March 2010. ECLIPSE MEDIA TECHNOLOGIES, INC, Bv: /s/ Gregory D. Cohen, Name: Gregory D. Cohen Title; Chief Executive Officer

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APPENDIX E

FBCA SECTIONS 607.1301-607.1333
Dissent and Appraisal Rights of the Florida Business Corporations Act 607.0101 Short title.—This act shall be known and may be cited as the “Florida Business Corporation Act.” 607.1301 Appraisal rights; definitions.—The following definitions apply to ss. 607.1302-607.1333: (1) “Affiliate” means a person that directly or indirectly through one or more intermediaries controls, is controlled by, or is under common control with another person or is a senior executive thereof. For purposes of s. 607.1302(2)(d), a person is deemed to be an affiliate of its senior executives. (2) “Beneficial shareholder” means a person who is the beneficial owner of shares held in a voting trust or by a nominee on the beneficial owner’s behalf. (3) “Corporation” means the issuer of the shares held by a shareholder demanding appraisal and, for matters covered in ss. 607.1322-607.1333, includes the surviving entity in a merger. (4) “Fair value” means the value of the corporation’s shares determined: (a) Immediately before the effectuation of the corporate action to which the shareholder objects. (b) Using customary and current valuation concepts and techniques generally employed for similar businesses in the context of the transaction requiring appraisal, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable to the corporation and its remaining shareholders. (5) “Interest” means interest from the effective date of the corporate action until the date of payment, at the rate of interest on judgments in this state on the effective date of the corporate action. (6) “Preferred shares” means a class or series of shares the holders of which have preference over any other class or series with respect to distributions. (7) “Record shareholder” means the person in whose name shares are registered in the records of the corporation or the beneficial owner of shares to the extent of the rights granted by a nominee certificate on file with the corporation. (8) “Senior executive” means the chief executive officer, chief operating officer, chief financial officer, or anyone in charge of a principal business unit or function. (9) “Shareholder” means both a record shareholder and a beneficial shareholder. 607.1302 Right of shareholders to appraisal.- (1) A shareholder is entitled to appraisal rights, and to obtain payment of the fair value of that shareholder’s shares, in the event of any of the following corporate actions: (a) Consummation of a merger to which the corporation is a party if shareholder approval is required for the merger by s. 607.1103 and the shareholder is entitled to vote on the merger or if the corporation is a subsidiary and the merger is governed by s. 607.1104; (b) Consummation of a share exchange to which the corporation is a party as the corporation whose shares will be acquired if the shareholder is entitled to vote on the exchange, except that appraisal rights shall not be available to any shareholder of the corporation with respect to any class or series of shares of the corporation that is not exchanged; (a)

(c) Consummation of a disposition of assets pursuant to s. 607.1202 if the shareholder is entitled to vote on the disposition, including a sale in dissolution but not including a sale pursuant to court order or a sale for cash pursuant to a plan by which all or substantially all of the net proceeds of the sale will be distributed to the shareholders within 1 year after the date of sale; (d) Any other amendment to the articles of incorporation, merger, share exchange, or disposition of assets to the extent provided by the articles of incorporation, bylaws, or a resolution of the board of directors, except that no bylaw or board resolution providing for appraisal rights may be amended or otherwise altered except by shareholder approval; or (e) With regard to a class of shares prescribed in the articles of incorporation prior to October 1, 2003, including any shares within that class subsequently authorized by amendment, any amendment of the articles of incorporation if the shareholder is entitled to vote on the amendment and if such amendment would adversely affect such shareholder by: 1. Altering or abolishing any preemptive rights attached to any of his or her shares; 2. Altering or abolishing the voting rights pertaining to any of his or her shares, except as such rights may be affected by the voting rights of new shares then being authorized of any existing or new class or series of shares; 3. Effecting an exchange, cancellation, or reclassification of any of his or her shares, when such exchange, cancellation, or reclassification would alter or abolish the shareholder’s voting rights or alter his or her percentage of equity in the corporation, or effecting a reduction or cancellation of accrued dividends or other arrearages in respect to such shares; 4. Reducing the stated redemption price of any of the shareholder’s redeemable shares, altering or abolishing any provision relating to any sinking fund for the redemption or purchase of any of his or her shares, or making any of his or her shares subject to redemption when they are not otherwise redeemable; 5. Making noncumulative, in whole or in part, dividends of any of the shareholder’s preferred shares which had theretofore been cumulative; 6. Reducing the stated dividend preference of any of the shareholder’s preferred shares; or 7. Reducing any stated preferential amount payable on any of the shareholder’s preferred shares upon voluntary or involuntary liquidation. (2) Notwithstanding subsection (1), the availability of appraisal rights under paragraphs (l)(a), (b), (c), and (d) shall be limited in accordance with the following provisions: (a) Appraisal rights shall not be available for the holders of shares of any class or series of shares which is: 1. Listed on the New York Stock Exchange or the American Stock Exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc.; or 2. Not so listed or designated, but has at least 2,000 shareholders and the outstanding shares of such class or series have a market value of at least $10 million, exclusive of the value of such shares held by its subsidiaries, senior executives, directors, and beneficial shareholders owning more than 10 percent of such shares. (b) The applicability of paragraph (a) shall be determined as of: 1. The record date fixed to determine the shareholders entitled to receive notice of, and to vote at, the meeting of shareholders to act upon the corporate action requiring appraisal rights; or

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2. If there will be no meeting of shareholders, the close of business on the day on which the board of directors adopts the resolution recommending such corporate action. (c) Paragraph (a) shall not be applicable and appraisal rights shall be available pursuant to subsection (1) for the holders of any class or series of shares who are required by the terms of the corporate action requiring appraisal rights to accept for such shares anything other than cash or shares of any class or any series of shares of any corporation, or any other proprietary interest of any other entity, that satisfies the standards set forth in paragraph (a) at the time the corporate action becomes effective. (d) Paragraph (a) shall not be applicable and appraisal rights shall be available pursuant to subsection (1) for the holders of any class or series of shares if: 1. Any of the shares or assets of the corporation are being acquired or converted, whether by merger, share exchange, or otherwise, pursuant to the corporate action by a person, or by an affiliate of a person, who: a. Is, or at any time in the 1 -year period immediately preceding approval by the board of directors of the corporate action requiring appraisal rights was, the beneficial owner of 20 percent or more of the voting power of the corporation, excluding any shares acquired pursuant to an offer for all shares having voting power if such offer was made within 1 year prior to the corporate action requiring appraisal rights for consideration of the same kind and of a value equal to or less than that paid in connection with the corporate action; or b. Directly or indirectly has, or at any time in the 1-year period immediately preceding approval by the board of directors of the corporation of the corporate action requiring appraisal rights had, the power, contractually or otherwise, to cause the appointment or election of 25 percent or more of the directors to the board of directors of the corporation; or 2. Any of the shares or assets of the corporation are being acquired or converted, whether by merger, share exchange, or otherwise, pursuant to such corporate action by a person, or by an affiliate of a person, who is, or at any time in the 1-year period immediately preceding approval by the board of directors of the corporate action requiring appraisal rights was, a senior executive or director of the corporation or a senior executive of any affiliate thereof, and that senior executive or director will receive, as a result of the corporate action, a financial benefit not generally available to other shareholders as such, other than: a. Employment, consulting, retirement, or similar benefits established separately and not as part of or in contemplation of the corporate action; b. Employment, consulting, retirement, or similar benefits established in contemplation of, or as part of, the corporate action that are not more favorable than those existing before the corporate action or, if more favorable, that have been approved on behalf of the corporation in the same manner as is provided in s. 607.0832; or c. In the case of a director of the corporation who will, in the corporate action, become a director of the acquiring entity in the corporate action or one of its affiliates, rights and benefits as a director that are provided on the same basis as those afforded by the acquiring entity generally to other directors of such entity or such affiliate. (e) For the purposes of paragraph (d) only, the term “beneficial owner” means any person who, directly or indirectly, through any contract, arrangement, or understanding, other than a revocable proxy, has or shares the power to vote, or to direct the voting of, shares, provided that a member of a national securities exchange shall not be deemed to be a beneficial owner of securities held directly or indirectly by it on behalf of another person solely because such mem ber is the recordholder of such securities if the member is precluded by the rules of such exchange from voting without instruction on contested matters or matters that may affect substantially the rights or privileges of the holders of the securities to be voted. When two

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or more persons agree to act together for the purpose of voting their shares of the corporation, each member of the group formed thereby shall be deemed to have acquired beneficial ownership, as of the date of such agreement, of all voting shares of the corporation beneficially owned by any member of the group. (3) Notwithstanding any other provision of this section, the articles of incorporation as originally filed or any amendment thereto may limit or eliminate appraisal rights for any class or series of preferred shares, but any such limitation or elimination contained in an amendment to the articles of incorporation that limits or eliminates appraisal rights for any of such shares that are outstanding immediately prior to the effective date of such amendment or that the corporation is or may be required to issue or sell thereafter pursuant to any conversion, exchange, or other right existing immediately before the effective date of such amendment shall not apply to any corporate action that becomes effective within 1 year of that date if such action would otherwise afford appraisal rights. (4) A shareholder entitled to appraisal rights under this chapter may not challenge a completed corporate action for which appraisal rights are available unless such corporate action: (a) Was not effectuated in accordance with the applicable provisions of this section or the corporation’s articles of incorporation, bylaws, or board of directors’ resolution authorizing the corporate action; or (b) Was procured as a result of fraud or material misrepresentation. 607.1303 Assertion of rights by nominees and beneficial owners.— (1) A record shareholder may assert appraisal rights as to fewer than all the shares registered in the record shareholder’s name but owned by a beneficial shareholder only if the record shareholder objects with respect to all shares of the class or series owned by the beneficial shareholder and notifies the corporation in writing of the name and address of each beneficial shareholder on whose behalf appraisal rights are being asserted. The rights of a record shareholder who asserts appraisal rights for only part of the shares held of record in the record shareholder’s name under this subsection shall be determined as if the shares as to which the record shareholder objects and the record shareholder’s other shares were registered in the names of different record shareholders. (2) A beneficial shareholder may assert appraisal rights as to shares of any class or series held on behalf of the shareholder only if such shareholder: (a) Submits to the corporation the record shareholder’s written consent to the assertion of such rights no later than the date referred to in s. 607.1322(2)(b)2. (b) Does so with respect to all shares of the class or series that are beneficially owned by the beneficial shareholder. 607.1320 Notice of appraisal rights.— (1) If proposed corporate action described in s. 607.1302(1) is to be submitted to a vote at a shareholders’ meeting, the meeting notice must state that the corporation has concluded that shareholders are, are not, or may be entitled to assert appraisal rights under this chapter. If the corporation concludes that appraisal rights are or may be available, a copy of ss. 607.1301-607.1333 must accompany the meeting notice sent to those record shareholders entitled to exercise appraisal rights. (2) In a merger pursuant to s. 607.1104, the parent corporation must notify in writing all record shareholders of the subsidiary who are entitled to assert appraisal rights that the corporate action became effective. Such notice must be sent within 10 days after the corporate action became effective and include the materials described in s. 607.1322. (3) If the proposed corporate action described in s. 607.1302(1) is to be approved other than by a shareholders’ me eting, the notice referred to in subsection (1) must be sent to all shareholders at the time that consents are first solicited pursuant to s. 607.0704, whether or not consents are solicited from all shareholders, and include the materials described in s. 607.1322. (1)

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607.1321 Notice of intent to demand payment.— (1) If proposed corporate action requiring appraisal rights under s. 607.1302 is submitted to a vote at a shareholders’ meeting, or is submitted to a shareholder pursuant to a consent vote under s. 607.0704, a shareholder who wishes to assert appraisal rights with respect to any class or series of shares: (a) Must deliver to the corporation before the vote is taken, or within 20 days after receiving the notice pursuant to s. 607.1320(3) if action is to be taken without a shareholder meeting, written notice of the shareholder’s intent to demand payment if the proposed action is effectuated. (b) Must not vote, or cause or permit to be voted, any shares of such class or series in favor of the proposed action. (2) A shareholder who does not satisfy the requirements of subsection (1) is not entitled to payment under this chapter. 607.1322 Appraisal notice and form.— (1) If proposed corporate action requiring appraisal rights under s. 607.1302(1) becomes effective, the corporation must deliver a written appraisal notice and form required by paragraph (2)(a) to all shareholders who satisfied the requirements of s. 607.1321. In the case of a merger under s. 607.1104, the parent must deliver a written appraisal notice and form to all record shareholders who may be entitled to assert appraisal rights. (2) The appraisal notice must be sent no earlier than the date the corporate action became effective and no later than 10 days after such date and must: (a) Supply a form that specifies the date that the corporate action became effective and that provides for the shareholder to state: 1. The shareholder’s name and address. 2. The number, classes, and series of shares as to which the shareholder asserts appraisal rights. 3. That the shareholder did not vote for the transaction. 4. Whether the shareholder accepts the corporation’s offer as stated in subparagraph (b)4. 5. If the offer is not accepted, the shareholder’s estimated fair value of the shares and a demand for payment of the shareholder’s estimated value plus interest. (b) State: 1. Where the form must be sent and where certificates for certificated shares must be deposited and the date by which those certificates must be deposited, which date may not be earlier than the date for receiving the required form under subparagraph 2. 2. A date by which the corporation must receive the form, which date may not be fewer than 40 nor more than 60 days after the date the subsection (1) appraisal notice and form are sent, and state that the shareholder shall have waived the right to demand appraisal with respect to the shares unless the form is received by the corporation by such specified date. 3. The corporation’s estimate of the fair value of the shares. 4. An offer to each shareholder who is entitled to appraisal rights to pay the corporation’s estimate of fair value set forth in subparagraph 3. 1.

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5. That, if requested in writing, the corporation will provide to the shareholder so requesting, within 10 days after the date specified in subparagraph 2., the number of shareholders who return the forms by the specified date and the total number of shares owned by them. 6. The date by which the notice to withdraw under s. 607.1323 must be received, which date must be within 20 days after the date specified in subparagraph 2. (c) Be accompanied by: 1. Financial statements of the corporation that issued the shares to be appraised, consisting of a balance sheet as of the end of the fiscal year ending not more than 15 months prior to the date of the corporation’s appraisal notice, an income statement for that year, a cash flow statement for that year, and the latest available interim financial statements, if any. 2. A copy of ss. 607.1301-607.1333. 607.1323 Perfection of rights; right to withdraw.— (1) A shareholder who wishes to exercise appraisal rights must execute and return the form received pursuant to s. 607.1322(1) and, in the case of certificated shares, deposit the shareholder’s certificates in accordance with the terms of the notice by the date referred to in the notice pursuant to s. 607.1322(2)(b)2. Once a shareholder deposits that shareholder’s certificates or, in the case of uncertificated shares, returns the executed forms, that shareholder loses all rights as a shareholder, unless the shareholder withdraws pursuant to subsection (2). (2) A shareholder who has complied with subsection (1) may nevertheless decline to exercise appraisal rights and withdraw from the appraisal process by so notifying the corporation in writing by the date set forth in the appraisal notice pursuant to s. 607.1322(2)(b)6. A shareholder who fails to so withdraw from the appraisal process may not thereafter withdraw without the corporation’s written consent. (3) A shareholder who does not execute and return the form and, in the case of certificated shares, deposit that shareholder’s share certificates if required, each by the date set forth in the notice described in subsection (2), shall not be entitled to payment under this chapter. 607.1324 Shareholder’s acceptance of corporation’s offer.— (1) If the shareholder states on the form provided in s. 607.1322(1) that the shareholder accepts the offer of the corporation to pay the corporation’s estimated fair value for the shares, the corporation shall make such payment to the shareholder within 90 days after the corporation’s receipt of the form from the shareholder. (2) Upon payment of the agreed value, the shareholder shall cease to have any interest in the shares. 607.1326 Procedure if shareholder is dissatisfied with offer.— (1) A shareholder who is dissatisfied with the corporation’s offer as set forth pursuant to s. 607.1322(2)(b)4. must notify the corporation on the form provided pursuant to s. 607.1322(1) of that shareholder’s estimate of the fair value of the shares and demand payment of that estimate plus interest. (2) A shareholder who fails to notify the corporation in writing of that shareholder’s demand to be paid the shareholder’s stated estimate of the fair value plus interest under subsection (1) within the timeframe set forth in s. 607.1322(2)(b)2. waives the right to demand payment under this section and shall be entitled only to the payment offered by the corporation pursuant to s. 607.1322(2)(b)4. 607.1330 Court action.- (1) If a shareholder makes demand for payment under s. 607.1326 which remains unsettled, the corporation shall commence a proceeding within 60 days after receiving the payment demand and petition the court to determine the fair value of the shares and accrued interest. If the corporation does not commence the proceeding within the 60-day

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period, any shareholder who has made a demand pursuant to s. 607.1326 may commence the proceeding in the name of the corporation. (2) The proceeding shall be commenced in the appropriate court of the county in which the corporation’s principal office, or, if none, its registered office, in this state is located. If the corporation is a foreign corporation without a registered office in this state, the proceeding shall be commenced in the county in this state in which the principal office or registered office of the domestic corporation merged with the foreign corporation was located at the time of the transaction. (3) All shareholders, whether or not residents of this state, whose demands remain unsettled shall be made parties to the proceeding as in an action against their shares. The corporation shall serve a copy of the initial pleading in such proceeding upon each shareholder party who is a resident of this state in the manner provided by law for the service of a summons and complaint and upon each nonresident shareholder party by registered or certified mail or by publication as provided by law. (4) The jurisdiction of the court in which the proceeding is commenced under subsection (2) is plenary and exclusive. If it so elects, the court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers shall have the powers described in the order appointing them or in any amendment to the order. The shareholders demanding appraisal rights are entitled to the same discovery rights as parties in other civil proceedings. There shall be no right to a jury trial. (5) Each shareholder made a party to the proceeding is entitled to judgment for the amount of the fair value of such shareholder’s shares, plus interest, as found by the court. (6) The corporation shall pay each such shareholder the amount found to be due within 10 days after final determination of the proceedings. Upon payment of the judgment, the shareholder shall cease to have any interest in the shares. 607.1331 Court costs and counsel fees.— (1) The court in an appraisal proceeding shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation, except that the court may assess costs against all or some of the shareholders demanding appraisal, in amounts the court finds equitable, to the extent the court finds such shareholders acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this chapter. (2) The court in an appraisal proceeding may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable: (a) Against the corporation and in favor of any or all shareholders demanding appraisal if the court finds the corporation did not substantially comply with ss. 607.1320 and 607.1322; or
(b) Against either the corporation or a shareholder demanding appraisal, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this chapter. (3) If the court in an appraisal proceeding finds that the services of counsel for any shareholder were of substantial benefit to other shareholders similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to such counsel reasonable fees to be paid out of the amounts awarded the shareholders who were benefited. (4) To the extent the corporation fails to make a required payment pursuant to s. 607.1324, the shareholder may sue directly for the amount owed and, to the extent successful, shall be entitled to recover from the corporation all costs a nd expenses of the suit, including counsel fees. (3)

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607.1332 Disposition of acquired shares.— Shares acquired by a corporation pursuant to payment of the agreed value thereof or pursuant to payment of the judgment entered therefor, as provided in this chapter, may be held and disposed of by such corporation as authorized but unissued shares of the corporation, except that, in the case of a merger or share exchange, they may be held and disposed of as the plan of merger or share exchange otherwise provides. The shares of the surviving corporation into which the shares of such shareholders demanding appraisal rights would have been converted had they assented to the merger shall have the status of authorized but unissued shares of the surviving corporation. 607.1333 Limitation on corporate payment.— (1) No payment shall be made to a shareholder seeking appraisal rights if, at the time of payment, the corporation is unable to meet the distribution standards of s. 607.06401. In such event, the shareholder shall, at the shareholder’s option: (a) Withdraw his or her notice of intent to assert appraisal rights, which shall in such event be deemed withdrawn with the consent of the corporation; or (b) Retain his or her status as a claimant against the corporation and, if it is liquidated, be subordinated to the rights of creditors of the corporation, but have rights superior to the shareholders not asserting appraisal rights, and if it is not liquidated, retain his or her right to be paid for the shares, which right the corporation shall be obliged to satisfy when the restrictions of this section do not apply. (2) The shareholder shall exercise the option under paragraph (l)(a) or paragraph (b) by written notice filed with the corporation within 30 days after the corporation has given written notice that the payment for shares cannot be made because of the restrictions of this section. If the shareholder fails to exercise the option, the shareholder shall be deemed to have withdrawn his or her notice of intent to assert appraisal rights.

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